                                                                   Exhibit 10.75

                                     LEASE

THIS LEASE ("this Lease") made and entered into by and between REII GAITHERSBURG, MARYLAND, L.L.C., a Delaware limited liability company ("Landlord"), and GE INFORMATION SERVICES, INC., a Delaware corporation ("Tenant"), is dated for reference purposes only as of the 29th day of January, 1999.

     1.   DEFINITIONS AND CERTAIN BASIC PROVISIONS.
          ----------------------------------------

As used in this Lease the following terms shall have the following meanings:

     "Additional Rent" means all sums and other monetary liabilities and obligations required to be paid by Tenant to Landlord hereunder other than Base Rent.

     "Base Building Systems" mean the mechanical, electrical, plumbing, HVAC, sprinkler, elevator, and life safety systems of the Building, or any of them.

     "Building" means the entire office building having a current street address of 11555 Darnestown Road, Gaithersburg, Maryland and comprising approximately
341.692 square feet of Rentable Space, as identified on the Site Plan, together with any other improvements from time to time located on the Site, except as otherwise provided in Section 12.2 below.

     "Closing Date" means the day of closing, if any, on the purchase and sale of the Project to Landlord as defined in the Purchase Contract, which Closing Date is anticipated to occur on or about Monday, May 3, 1999, it being understood that the Closing Date may not occur on May 3, 1999, if at all.

     "Commencement Date" means May 1, 1999.

     "Dedication" means those portions of the Project deeded to and accepted by the City of Gaithersburg in accordance with the terms hereof.

     "Default Rate" means interest at an annual rate equal to the greater of (a) the prime rate of interest from time to time announced by the First National Bank of Maryland, or any successor thereto, plus five percent (5%) per annum, but in no event shall the Default Rate exceed the highest rate of interest permitted under Maryland law or (b) twelve percent (12%) per annum.

     "East Entrance Road" means the road designated as the East Entrance Road on the Site Plan.

     "Equitable Relief" means an action for specific performance, injunction, declaratory judgment, or other form of equitable relief or remedy.

     "Entrance Roads" mean the East Entrance Road and the West Entrance Roads.

     "Environmental Laws" means any and all Laws relating to environmental, health, or safety matters, pollution, or hazardous substances, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act of 1980. as amended (42 U.S.C. (S)* 9601 er seq.). the Resource Conservation and Recovery Act. as amended (42 U.S.C. (S) 6901 et seq.). the Hazardous Materials Transportation Act. 42 U.S.C. (S) 1801 ci seq.. the regulations adopted under these acts and any other Laws that may form the basis of any claim, action, demand, suit, proceeding, hearing, or notice of violation that is based on or related to the generation, manufacture, processing, distribution, use, existence, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment of any Hazardous Substance or other threat to the environment.

     "Escrow Agent" means First American Title Insurance Company, Suite 709, Connecticut Avenue, N.W. Washington, D.C. 20036, as escrow agent,

     "Escrow Agreement" means the escrow agreement by and among Landlord, Tenant and Escrow Agent attached hereto as Exhibit E,
                                    ---------

     "Expiration Date" means April 30, 2014, unless renewed or terminated sooner in accordance with the terms of this Lease,

     "Foreclosure Event" means (a) (i) any bona fide foreclosure of the lien of the Mortgage or (ii) delivery of any deed (or other instrument of conveyance) in lieu of such foreclosure, (b) the holding of a bona tide trustee's sale (if the Mortgage is legally a "deed of trust") or (c) any other bona fide equivalent or similar exercise of Lender's remedies or conveyance of the collateral, whether provided for under the Mortgage or under applicable Legal Requirement,

     "Hazardous Substances" means all substances, contaminants, pollutants, materials, products, by-products, wastes, or other items of any type in solid, liquid, or gaseous form, the manufacture, storage, handling, disposal, or other possession of which is the subject of any Environmental Law,

     "Initial Term" means the fifteen (15) year period commencing with the Commencement, and unless earlier terminated, ending on the Expiration Date,

     "Insurance Requirement" or "Insurance Requirements" means, as the case may be, any one or more of the terms of each insurance policy required to be carried by Tenant under this Lease and the requirements of the issuer of such policy,

     "Legal Requirement" means any applicable constitution, statute, rule of law, code, ordinance, order, judgment, decree, injunction, rule, regulation, policy, requirement or administrative or judicial determination of every duly constituted governmental authority, court or agency, now or hereafter enacted or in effect, even if foreseen or extraordinary and even if requiring structural changes, capital improvements, or capital expenditures to the Premises.

     "Lender" means any entity identified to Tenant as such in writing, which makes a Loan to Landlord, secured in whole or in part by a Mortgage and evidenced by a Note or that is the holder of a Mortgage and a Note as a result of an assignment thereof

     "Manor Care" means Manor Care. Inc., a Delaware corporation.

     "Mortgage" means a first priority deed of trust or similar security instrument hereafter executed encumbering the Project from Landlord to Lender and from and after the Other Property Subdivision Date, a first priority deed of trust or similar security instrument hereafter executed encumbering the Premises from Landlord to Lender.

     "New Construction Site Subdivision Date(s)" means the date(s), if any, on which any of the New Construction Sites (as defined in Section 12.2) constitute a separate tax parcel and a separately subdivided lot of record.

     "Notice" means, except as otherwise provided herein, any notices, approvals, consents. and demands permitted or required to be given under this Lease. Notice shall be given in the form and manner set forth in Section 24.

"Notice Addresses":

     For Landlord:                 REII - Gaithersburg, Maryland, L.L.C.
     -------------                 C/o Commercial Analytical and Legal
                                     Services L.L.C.
                                   10770 Columbia Pike
                                   Silver Spring, Maryland 20901
                                   Attention: Weldon Humphries

     With concurrent copies to:    Dr. Kals Political and Commercial Analysis
     --------------------------    Otto-Wells-Str, 33
                                   52477 Alsdorf
                                   Germany
                                   Attention: Dr. Heinz-Dieter Kals

                                                  and

                                   The Bralove Group
                                   5335 Wisconsin Avenue, NW
                                   Suite 440
                                   Washington, DC 20015
                                   Attention: David H. Bralove, Esquire

                                                  and

                                   Greenberg Traurig
                                   Attention: Mark I. Michigan, Esquire
                                   200 Park Avenue

                                   New York, New York 10166

     For Tenant:
     ----------

     Before Commencement Date:     GE Information Services, Inc.
     -------------------------     Attention: Mr. Jesse J. Rivera, Jr.
                                   401 North Washington Street, MCO4S
                                   Rockville, Maryland 20850

     With concurrent copies to:
     -------------------------
                                   GE Information Services, Inc.
                                   Attention: General Counsel
                                   401 North Washington Street, MCO4S
                                   Rockville, Maryland 20850

                                                  and

                                   Kevin L. Shepherd, Esquire
                                   Venable, Baetjer and Howard, LLP
                                   1800 Mercantile Bank and Trust Building
                                   Two Hopkins Plaza
                                   Baltimore, Maryland 21201-2978

     After Commencement Date:
     ------------------------
                                   GE Information Services, Inc.
                                   Attention: Mr. Jesse J. Rivera, Jr.
                                   11555 Darnestown Road
                                   Gaithersburg, Maryland 20878-3200

     With concurrent copies to:
     -------------------------
                                   GE Information Services, Inc.
                                   Attention: General Counsel
                                   11555 Darnestown Road
                                   Gaithersburg, Maryland 20878-3200

                                                  and

                                   Kevin L, Shephard, Esquire
                                   Venable, Baetjer and Howard, LLP
                                   1800 Mercantile Bank and Trust Building
                                   Two Hopkins Plaza
                                   Baltimore, Maryland 21201-2978

                                                  and

                                   General Electric Company
                                   Attention: Vice President and Treasurer
                                   3135 Easton Turnpike
                                   Fairfield, Connecticut 06431

     "Other Property" means the Warehouse, the land on which the Warehouse is located and the land East of the East Entrance Road and West of the West Entrance Road (as identified on the Site Plan), and together with any future improvements that may from time to time he located on such land.

     "Other Property Subdivision Date(s)" means the date or dates on which the Premises and all or part of the Other Property constitute separate tax parcels and/or separately subdivided lots of record.

     "Permitted Encumbrances" means those covenants, restrictions, reservations, liens, conditions, encroachments, easements, and other matters of record that affect title to the Project as listed on Exhibit I attached hereto as a part
                                         ---------
hereof as well as any other matter affecting title to which Tenant has consented in accordance with the terms hereof, excepting, however, any liens arising as a result of judgments against Landlord.

     "Premises" mean the Building and the Site.

     "Project" means the Premises and the Other Property.

     "Purchase Contract" means the Purchase Contract dated December 18, 1998 between Diligentia, GmbH and Manor Care for the purchase and sale of the Project, which Purchase Contract has been assigned to Landlord pursuant to a Second Amendment to Purchase Contract dated as of January 29, 1999, as such Purchase Contract may be further amended from time to time.

     "Recreational Facilities" mean the recreational facilities existing on, and forming a part of, the Site as of the Commencement Date and from time to time thereafter (including, but not limited to, the softball field, tennis courts, and horseshoe pit area) for the exclusive use of Tenant except as otherwise provided in Section 12.2.

     "Renewal Term" means collectively the time period covered by the Ten Year Option (if exercised), the First 5 Year Option (if exercised), and the Second 5 Year Option (if exercised).

     "Rent" means the Base Rent, the Additional Rent, and all other sums that Tenant agrees or is obligated to pay hereunder.

     "Site" means the grounds, parking areas, Recreational Facilities, Entrance Roads (until the date of Dedication), the lake known as Lake Placid, and other real property adjacent to the Building (excluding the Warehouse and the balance of the Other Property).

     "Site Plan" means the site plan attached hereto as Exhibit A and
                                                        ---------
incorporated by reference herein.

     "Tenant's Property" means all signs, notices, displays, movable partitions, business and trade fixtures, machinery, tools, supplemental HVAC systems (excluding, however, base building HVAC systems, regardless of whether installed by Tenant, and items identified in Exhibit B and Exhibit H), and equipment, Tenant's personal
              ---------     ----------
telecommunications equipment and office equipment located in or about the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned, controlled, or leased (other than those items identified in Exhibits B or
                                                                   ----------
H) by Tenant and located in or about the Premises.

     "Term" means the Initial Term and the Renewal Term.

     "Warehouse" means the warehouse building and improvements comprising approximately 204,000 square feet of rentable area and situated on approximately 20 acres, as identified on the Site Plan.

     "West Entrance Road" means the road designated as the West Entrance Road on the Site Plan, as the same may be extended to provide access to the adjacent property to the North. The West Entrance Road will not be extended prior to the Dedication.

When used in this Lease with its initial letter capitalized, a word that is not defined in this Section shall be given the definition assigned to it elsewhere in this Lease.

     2.   GRANTING CLAUSE.
          ---------------

     In consideration of the Rent and the payment of other charges and expenses, as hereinafter provided, Landlord leases to Tenant and Tenant leases from Landlord the Premises on the term and conditions set forth in this Lease subject to the terms and conditions of this Lease. Tenant shall have exclusive use and occupancy of the Premises; provided, however, that Tenant hereby grants to Landlord and its tenants from time to time of the Other Property (and its and their respective employees and business invitees) a non-exclusive and irrevocable license to use the East Entrance Road for ingress and egress to and from the Other Property and Darnestown Road. Landlord and Tenant intend that this Lease be an absolute net lease. Tenant shall pay in a timely manner and be responsible for all Tax Costs and Operating Costs (as defined below) and all other charges, costs, risks, obligations, and liabilities relating to the Premises.

     3.   DELIVERY OF POSSESSION: CONDITION.
          ---------------------------------

     3.1. General. Subject to the provisions of Section 3.2 (Pre-Commencement
          -------
Date Sublease), Landlord shall deliver possession of the Premises to Tenant on the Commencement Date. If the Closing Date occurs, but occurs after the Commencement Date, then Landlord shall be deemed to have delivered possession of the Premises to Tenant on the Commencement Date.

     3.2  Pre-Commencement Date Sublease. Between the date of this Lease and
          ------------------------------
the Commencement Date, Tenant shall be permitted to have access to the Premises pursuant to the terms and conditions of a sublease agreement between Manor Care and Tenant in the form attached hereto as a part hereof as Exhibit F (the "Pre-
                                                           ---------
Commencement Date Sublease").

     3.3  Post-Commencement Date Sublease. Manor Care shall have the right to
          -------------------------------
occupy portions of the Building after the Commencement Date for the time periods specified in and subject to the terms and conditions of a sublease agreement between Tenant and Manor Care in the form attached hereto as a part hereof as Exhibit G (the "Post-Commencement Date Sublease").
---------

     3.4  Condition. Landlord leases and will lease and Tenant takes and will
          ---------
take the Premises in their "as is" condition. Tenant acknowledges that except as set forth in this Lease, Landlord (whether acting as Landlord hereunder or in any other capacity) has not made and will not make, nor shall Landlord be deemed to have made any warranty or representation, express or implied, with respect to any of the Premises including any warranty or representation as to (a) its fitness, design, or condition for any particular use or purpose, (b) the quality of the material or workmanship therein, (c) the existence of any defect, latent or patent, (d) value, (e) compliance with specifications, (f) location, (g) use, (h) condition, (i) merchantability, (j) quality, (k) description, (1) durability, (m) operation, (n) the existence of any Hazardous Substance or (o) compliance of the Premises with any Legal Requirement, including zoning; and all risks incident thereto are to be borne by Tenant. Tenant acknowledges that the Premises are of its selection and to its specifications and that the Premises have been inspected by Tenant and are satisfactory to it. In the event of any defect or deficiency in any of the Premises of any nature, whether latent or patent, Landlord shall not have any responsibility or liability with respect thereto or for any incidental or consequential damages (including strict liability in tort). The provisions of this Section have been negotiated and are intended to be a complete exclusion and negation of any warranties by Landlord, express or implied, with respect to the Premises, arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect or arising otherwise. except as expressly provided herein.

     4.   INTENDED USE OF THE PREMISES.
          ----------------------------

Tenant's intended use of the Premises is for general commercial and administrative offices. This statement of use does not constitute a representation or warranty by Landlord as to the present or future suitability of the Premises for the conduct of Tenant's business. Tenant's taking possession of the Premises shall be conclusive evidence, at the time such possession was taken that the Premises were satisfactory for Tenant's intended use.

     5.   RENT AND RENEWAL OPTIONS.
          ------------------------

     5.1  Rent. Tenant covenants and agrees to pay Rent for the Premises. The
          ----
annual base rent ("Annual Base Rent") and the monthly installments of Base Rent ("Monthly installments of Base Rent") during the Term of this Lease are as follows:

-------------------------------------------------------------------------------
Lease Year                       Annual Base Rent      Monthly Installments of
                                                              Base Rent
-------------------------------------------------------------------------------
1: 5/01/1999--4/30/2000            $ 4,612,842.00                 $ 384,403.50
-------------------------------------------------------------------------------
2: 5/01/2000--4/30/2001            $ 4,728,163.05                 $ 394,013.59
-------------------------------------------------------------------------------
3: 5/01/2001--4/30/2002            $ 4,846,367.13                 $ 403,863.93
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
4: 5/01/2002--4/30/2003            $ 4,967,526.31                 $ 413,960.53
-------------------------------------------------------------------------------
5: 5/01/2003--4/30/2004            $ 5,091,714.47                 $ 424,309.54
-------------------------------------------------------------------------------
6: 5/01/2004--4/30/2005            $ 5,219,007.33                 $ 434,917.28
-------------------------------------------------------------------------------
7: 5/01/2005--4/30/2006            $ 5,349,482.51                 $ 445,790.21
-------------------------------------------------------------------------------
8: 5/01/2006--4/30/2007            $ 5,483,219.57                 $ 456,934.96
-------------------------------------------------------------------------------
9: 5/01/2007--4/30/2008            $ 5,620,300.06                 $ 468,358.34
-------------------------------------------------------------------------------
10:5/01/2008--4/30/2009            $ 5,760,807.56                 $ 480,067.30
-------------------------------------------------------------------------------
11:5/01/2009--4/30/2010            $ 5,904,827.75                 $ 492,068.98
-------------------------------------------------------------------------------
12:5/01/2010--4/30/2011            $ 6,052,448.44                 $ 504,370.70
-------------------------------------------------------------------------------
13:5/01/2011--4/30/2012            $ 6,203,759.65                 $ 516,979.97
-------------------------------------------------------------------------------
14:5/01/2012--4/30/2013            $ 6,358,853.64                 $ 529,904.47
-------------------------------------------------------------------------------
15:5/01/2013--4/30/2014            $ 6,517,824.98                 $ 543,152.08
-------------------------------------------------------------------------------
16.5/01/2014--4/30/2015            $ 6,680,770.61                 $ 556,730.88
-------------------------------------------------------------------------------
17.5/01/2015--4/30/2016            $ 6,847,789.58                 $ 570,649.16
-------------------------------------------------------------------------------
18.5/01/2016--4/30/2017            $ 7,018,984.63                 $ 584,915.39
-------------------------------------------------------------------------------
19.5/01/2017--4/30/2018            $ 7,194,459.25                 $ 599,538.27
-------------------------------------------------------------------------------
20.5/01/2018--4/30/2019            $ 7,374,320.73                 $ 614,526.73
-------------------------------------------------------------------------------
21.5/01/2019--4/30/2020            $ 7,558,678.75                 $ 629,889.90
-------------------------------------------------------------------------------
22.5/01/2020--4/30/2021            $ 7,747,645.72                 $ 645,637.14
-------------------------------------------------------------------------------
23.5/01/2021--4/30/2022            $ 7,941,336.86                 $ 661,778.07
-------------------------------------------------------------------------------
24.5/01/2022--4/30/2023            $ 8,139,870.28                 $ 678,322.52
-------------------------------------------------------------------------------
25.5/01/2023--4/30/2024            $ 8,343,367.04                 $ 695,280.59
-------------------------------------------------------------------------------
26.5/01/2024--4/30/2025            $ 8,551,951.22                 $ 712,662.60
-------------------------------------------------------------------------------
27.5/01/2025--4/30/2026            $ 8,765,750.00                 $ 730,479.17
-------------------------------------------------------------------------------
28.5/01/2026--4/30/2027            $ 8,984,893.75                 $ 748,741.15
-------------------------------------------------------------------------------
29.5/01/2027--4/30/2028            $ 9,209,516.01                 $ 767,459.67
-------------------------------------------------------------------------------
30.5/01/2028--4/30/2029            $ 9,439,753.91                 $ 786,646.16
-------------------------------------------------------------------------------
31.5/01/2029--4/30/2030            $ 9,675,747.76                 $ 806,312.31
-------------------------------------------------------------------------------
32.5/01/2030--4/30/2031            $ 9,917,641.45                 $ 826,470.12
-------------------------------------------------------------------------------
33.5/01/2031--4/30/2032            $10,165,582.49                 $ 847,131.87
-------------------------------------------------------------------------------
34.5/01/2032--4/30/2033            $10,419,722.05                 $ 868,310.17
-------------------------------------------------------------------------------
35.5/01/2033--4/30/2034            $10,680,215.10                 $ 890,017.93
-------------------------------------------------------------------------------

     5.2    Payment of Rent.
            ----------------

     5.2.1 Rent Payment Provisions. Tenant shall pay Monthly Installments of Rent on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month. Rent for the partial month shall be prorated based on the number of days in that month. Unless otherwise directed by Landlord with Lender's written consent in a Notice to Tenant, Tenant shall pay the Rent to Lender directly (at the address that Lender provides to Tenant by Notice) or to such other account or accounts or to such bank or banks as Lender shall direct by Notice to Tenant. Tenant shall pay all Rent in lawful money of the United States of America.

            5.2.2  Net Rent. The Rent provided for under this Lease is intended
                   --------
to provide Landlord with an absolutely "net" return on its ownership of the Premises, free of all costs of operating, owning and occupying the Premises, and without any obligation for Landlord to provide any services to Tenant or with respect to the Premises.

                   5.2.3  No Offset. Tenant shall pay all Rent without offset,
                          ---------
defense, counterclaim, reduction, deduction, exercise of recoupment rights, deferral, or abatement based on: (a) any failure or alleged failure of Landlord to perform any of its obligations under this Lease: (b) any alleged oral amendment of the Lease (which alleged oral amendment shall in any event be of no force and effect); (c) any alleged prior overpayment of Rent not confirmed by Landlord in writing as a proper basis for future credit: (d) any alleged breach of any representation or warranty by Landlord: (e) any Legal Requirement hereafter enacted even if such Legal Requirement frustrates the purposes of either party entering into this Lease in any respect; (f) the actual rentable area of the Building; or (g) any other matter whatsoever.

     5.3    Payment of First Monthly Installment of Rent. Tenant shall pay to
            --------------------------------------------
Escrow Agent the first Monthly Installment of Base Rent (i.e., the Monthly Installment of Base Rent for May 1999) on the full execution of this Lease by both parties (the "First Payment"). The Escrow Agent shall promptly deposit the First Payment in a federally insured, interest bearing escrow account with a bank or savings and loan association reasonably acceptable to Landlord and Tenant. The Escrow Agent shall disburse the First Payment in accordance with the terms and conditions of the Escrow Agreement.

     5.4    Renewal Options. Landlord hereby grants Tenant the following options
            ---------------
to renew this Lease beyond the Initial Term on such terms and conditions and exercisable as hereinafter provided. Tenant shall have an initial option to renew this Lease for an additional consecutive ten (10) years after the Initial Term (i.e., from May 1, 2014 through April 30, 2024) (the "Ten Year Option"). followed by two (2) consecutive five (5) year options to renew this Lease thereafter (from May 1, 2024 through April 30, 2029 (the "First 5 Year Option") and from May 1, 2029 through April 30, 2034 (the "Second 5 Year Option")). Tenant shall exercise each option to renew by providing Landlord with Notice of its intent to exercise an option to renew no less than twelve (12) months before the expiration of the then current term of this Lease, The Renewal Term(s), if any, shall be upon the same terms and conditions set forth in this Lease.

     6.     TAX COSTS AND OPERATING COSTS.
            -----------------------------

     Tenant shall timely pay and be responsible for all Tax Costs and all Operating Costs (the Tax Costs and Operating Costs are sometimes collectively referred to as "Direct Costs").

     6.1    Definitions. As used in this Section 6, the following terms shall
            -----------
have the following meanings:

            6.1.1 "Tax Costs" shall mean any and all real estate taxes, other similar charges on real property or improvements, general and special assessments, and all other charges relating to the Project that may be imposed, levied, assessed, or charged by any government authority or agency or political subdivision thereof (including, but not limited to, all taxes, personal property, and otherwise on the Building Systems and Furniture), excluding those portions of the Other Property that are either subdivided or subject to Dedication from and after the applicable Other Property Subdivision Date and excluding the New Construction Site (as defined in Section 12.2 below) (from and after the applicable New Construction Site Subdivision Date). Tax Costs for the first and last year during the Term shall be apportioned. Tax Costs does not include, however, any income, estate, gift, inheritance tax and, if Landlord is a corporation, any corporation, franchise, or profits tax that may be payable by Landlord.

           6.1.2 "Operating Costs" shall mean any and all expenses in connection with the management, maintenance, operation, repair, replacement, and/or capital improvements of or to the Premises, including, but not limited to, the Entrance Roads, the equipment, the Building's roof, landscaped areas, dams (such dams to be included in the Dedication of the Entrance Roads) and lakes, including, but not limited to, the cost of all charges for electricity, natural gas, air conditioning, steam, water, and other utilities furnished to and exclusively serving the Premises, including any taxes thereon; the cost of license fees related to the Premises; the cost of all charges for property (all risk), liability, rent loss and all other insurance for the Premises; the cost of all building and cleaning supplies and materials; the cost of all charges for security services, cleaning, maintenance, and service contracts and other services with independent contractors, including, but not limited to, the maintenance, operation, and repair of the Base Building Systems and maintenance, repair, and replacement of any intrabuilding cabling network
     (ICN); the cost of any janitorial, utility, or other services provided to the Premises: and the cost of repairing and maintaining the Entrance Roads and removing snow therefrom. Tenant's obligation to pay the Operating Costs for the Premises shall not apply to the New Construction Site from and after the applicable New Construction Site Subdivision Date.

     6.2   Tax Costs for Other Property. Landlord and Tenant shall use their
           ----------------------------
reasonable and good faith efforts to cause the Other Property to be subdivided so as to constitute separate tax parcels. From and after the applicable Other Property Subdivision Date, Tenant shall pay the Tax Costs relating to the Premises (subject to the Section 6.1.1 above) and the owner of the Other Property shall pay the Tax Costs relating to the Other Property.

     6.3   Reporting Requirements. Tenant shall submit to Landlord evidence of
           ----------------------
payment of Tax Costs and Rent (if Rent is paid directly to Lender) prior to the date that the Tax Costs and Rent can be paid without penalty.

     6.4   Tax Contest. Tenant shall have the right, by appropriate proceedings,
           -----------
to protest or contest any assessment or reassessment for Tax Costs or the validity thereof or of any change in assessments or rates provided that no Event of Default then exists under this Lease and provided further that during the pendency of such proceedings, (a) Landlord is not subjected to any liability, fine, or penalty for non-payment, (b) the proceedings stay the enforcement of the assessment or reassessment for Tax Costs, and (c) the delay in complying with the assessment or reassessment for Tax Costs does not subject Landlord to possible loss or damage or the Project to possible foreclosure or loss. At the Commencement Date, Landlord shall request that the tax bills. assessments or reassessments of Tax Costs be mailed to Tenant at its Notice Address by the applicable governmental authority or agency or political subdivision thereof. Tenant shall send Notice to Landlord of any change or proposed change in the assessments or the tax rate within sufficient time to allow Landlord to review and, if it so desires, to contest or protest such change. Tenant shall send Notice to Landlord in writing within thirty (30) days after receipt of an assessment or reassessment of Tax Costs or other notice if Tenant elects to make a contest or protest. In any contest or protest undertaken hereunder. Tenant may act in its own name and/or in the name of Landlord and Landlord shall, at Tenant's request and expense cooperate with Tenant in any was that Tenant may reasonably require in connection with such contest or protest provided such cooperation is in compliance with the Legal Requirements. Any contest or protest conducted by Tenant hereunder shall be at Tenant's sole cost and expense and if interest or rate changes become payable with respect to the Tax Costs solely as the result of such contest or protest. Tenant shall pay such interest or rate changes. If Landlord pays such interest or rate changes, then Tenant shall reimburse Landlord therefore as Additional Rent. Tenant shall provide any security required by any Legal Requirement. Tenant shall be solely responsible for any penalties, interest, or late charges imposed on Landlord for the Tax Costs due to any fault of Tenant. On the termination of any such proceedings it shall be the obligation of Tenant to pay the amount of the Tax Costs as provided herein as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings. If any contest or protest by Tenant shall result in the reduction or avoidance of such assessment or rate increase, Tenant shall be entitled to receive or retain Tenant's proportionate share (as determined in Section 6.2 (Tax Costs for Other Property)) of the amount of such reduced or avoided Tax Costs increase.

     7.  LATE CHARGES.
         ------------

     If Tenant fails to pay when due any Rent or other amounts or charges that Tenant is obligated to pay under the terms of this Lease, then Tenant shall pay Landlord a late charge equal to five percent (5%) of each such installment if any such installment is not received by Landlord on or before the date it is due. Notwithstanding the preceding sentence, Tenant shall have the same grace period, if any, as provided to Landlord by Lender for the payment of principal and interest due under the Mortgage or other documents evidencing the loan. Tenant acknowledges that the late payment of any Rent will cause Landlord to lose the use of that money and incur costs ahd expenses not contemplated under this Lease including, without limitation, administrative costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. However, the late charge is not intended to cover Landlord's attorneys' fees and costs relating to delinquent Rent. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other, rights or remedies available to Landlord under this Lease. Late charges are deemed a part of Rent. In no event shall this provision for the imposition of a late charge be deemed to grant to Tenant a grace period or an extension of time within which to pay any Rent due hereunder or prevent Landlord from exercising any right or remedy available to Landlord on Tenant's failure to pay such Rent when due.

     8.  SECURITY DEPOSIT.
         ----------------

     No security deposit shall be required under this Lease.

     9.   Tenants Use of Premises

     9.1 Use. Tenant shall use the Premises solely for the purposes set forth in Section 4 (Intended Use of Premises) and any other lawful purpose. Subject to the rights of contest as provided in this Lease, in no event shall the Premises be used for any purpose that shall violate any Legal Requirement. Insurance Requirement. or Permitted Encumbrance to the extent the same are applicable to the Premise's. Tenant shall observe. comply. and perform with and carry out the provisions of the Permitted Encumbrances required therein to be observed or performed by Landlord or any other party that succeeds to all or any portion of Landlord's interest in the Premises. it being understood and agreed that the provisions of this clause shall not impose any obligations, liabilities, or restrictions on Tenant greater than those before such succession.

     9.2  Observance of Law.
          -----------------

          9.2.1  General. Tenant shall not use or occupy the Premises or permit
                 -------
anything to be done in or about the Premises in violation of any Legal Requirement or Insurance Requirements. Tenant shall, at its sole cost and expense, on Notice from Landlord, immediately discontinue any use of the Premises that is declared by any governmental authority having jurisdiction to be a violation of any Legal Requirement or of the certificate of occupancy for the Building. Tenant shall promptly comply, at its sole cost and expense, with all Legal Requirements that shall impose any duty on Tenant or Landlord with respect to the Premises. Landlord shall join in the applications (all of which shall be reasonably satisfactory to Landlord) for any such licenses and permits or otherwise as necessary to comply with governmental requirements where the signature of Landlord as owner of the Project is required provided Tenant pays all reasonable and verifiable out-of-pocket costs and expenses of Landlord associated therewith. If Landlord fails to so join in such applications, Tenant's only remedies therefor shall be an action for Equitable Relief to enforce such obligation of Landlord.

          9.2.2  Contest. Following Notice to Landlord, Tenant, by appropriate
                 -------
proceedings conducted with due diligence at Tenant's expense in Tenant's name, may contest in good faith the validity or enforcement of any applicable Legal Requirement provided that no Event of Default then exists under the Lease and provided further that, during the pendency of such legal proceedings, (a) Landlord is not subjected to any liability, fine, pr penalty; (b) the proceedings stay the enforcement of such Legal Requirement, and (c) the delay in complying with such Legal Requirement does not subject Landlord to possible loss or damage or the Project to possible foreclosure or loss. Tenant shall provide any security required by any applicable governmental authority or judicial body.

          9.2.3  Subsequent Legal Requirement. If any Legal Requirement
                 ----------------------------
hereafter enacted or in effect (a) renders Tenant's intended use of the Premises or any or all other uses unlawful, impractical, or impossible or (b) otherwise frustrates Tenant's purpose in entering this Lease, this Lease and Tenant's obligation to pay Rent shall nonetheless remain in ff111 force and effect and shall not be excused or delayed under any circumstance.

     9.3  Nuisance and Waste. Tenant shall not do or permit anything to be done
          ------------------
in or about the Premises that will materially adversely obstruct or interfere with the rights of other tenants or lawful occupants of the Project, or use or allow the Premises to be used for any unlawful purpose, Tenant shall not cause, maintain or permit any public nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any physical waste in or on the Premises.

     9.4  Hazardous Substances. Tenant shall not (a) cause or permit the escape,
          --------------------
disposal, or release of any Hazardous Substances, (b) allow the storage or use of any Hazardous Substances not sanctioned by law, or (c) allow any Hazardous Substances to be brought onto the Premises except to use in the ordinary course of Tenant's business in reasonable amounts for the operation of the Site and in compliance with the Legal Requirements. Tenant may use and store on the Site such office supplies (e.g., copier toner, white-out correction fluid, and the like) and cleaning supplies in such small amounts as are typically and customarily found in normal office use, fire retardant systems, uninterruptable power source devices, equipment, and fuel. print shop materials, pesticides and fertilizers, and other grounds maintenance materials so long as the use, storage, presence, and disposal thereof does not violate any Environmental Laws.

          9.4.1    Remediation by Tenant. If the presence of any Hazardous
                   ---------------------
Substance brought to the Premises by Tenant or its employees, agents or contractors results in contamination that requires a response action, Tenant shall promptly take all actions necessary at Tenant's sole cost and expense to remediate the contamination and restore the Premises to the condition required by the applicable governmental authority. Tenant shall first obtain Landlord's approval of the proposed remedial action (such approval shall not be unreasonably withheld, delayed, or conditioned) and shall keep Landlord informed during the process of remediation.

          9.4.1.1  Remediation by Manor Care. If the presence of any Hazardous
                   -------------------------
Substance on, about, under or at the Premises (i) if arising prior to March 20, 1999, arising from whatever source (other than Tenant, Tenant's employees, agents, and contractors) or (ii) on or after March 20, 1999, if arising from acts or omissions of Manor Care or its employees, agents, contractors, invitees and subtenants (other than the Tenant, the Tenant's employees, agents and contractors) and. in the case of clauses (i) and (ii) above, exclusive of remediation required to be made by Tenant under Section 9.4.1 above, results in contamination that requires a response action. Manor Care shall promptly take all actions necessary, at Manor Care's sole cost and expense, to remediate the contamination and restore the Premises to the condition required by the applicable governmental authority. Manor Care shall first obtain Landlord's approval of the proposed remedial action (such approval shall not be unreasonably withheld, delayed, or conditioned) and shall keep Landlord informed during the process of remediation.

          9.4.2    Indemnification by Tenant. Tenant shall and hereby does
                   -------------------------
indemnify, defend, and hold Landlord harmless from any claims, liabilities, costs (including response and remediation costs), or expenses, including, but not limited to, reasonable attorneys' fees and costs of litigation, incurred or suffered by Landlord arising from the bringing, allowing, using, permitting, generating, creating, emitting, releasing, or disposing of Hazardous Substances by Tenant, its employees, agents, contractors, business invitees, and subtenants (excluding Manor Care). Tenant's duty to defend, hold harmless, and indemnify Landlord hereunder shall survive the expiration or earlier termination of this Lease. Tenant acknowledges that Tenant has an affirmative duty to notify immediately Landlord of any release or suspected release of Hazardous Substances on or about the Premises.

           9.4.2.1   Indemnification by Manor Care. Manor Care shall and hereby
                     -----------------------------
does indemnify, defend, and hold Landlord harmless from any claims, liabilities, costs (including response and remediation costs), or expenses, including, but not limited to reasonable attorneys' fees and costs of litigation, incurred or suffered by Landlord arising from the bringing, allowing, using, permitting, generating, creating, emitting, releasing, or disposing of Hazardous Substances
(i) if arising prior to March 20, 1999, arising from whatever source (other than Tenant) or (ii) following March 20, 1999. if arising from acts or omissions of Manor Care or its employees, agents, contractors, business invitees and subtenants (other than Tenant), exclusive, in the case of subclauses (i) and
(ii) above, of indemnification of Landlord required to be made by Tenant under
Section 9.4.2 above Manor Care's duty to defend, hold harmless, and indemnify Landlord hereunder shall survive the expiration or earlier termination of this Lease. Manor Care acknowledges that Manor Care has an affirmative duty to notify immediately Landlord of any release or suspected release of Hazardous Substances on or about the Premises.

     10.   SERVICES AND UTILITIES.
           ----------------------

     10.1  General. Tenant shall be responsible for obtaining and paying for all
           -------
services and utilities to the Premises. Services and utilities shall include, but not be limited to, electricity, water and sewer, heating, ventilation and air conditioning ("HVAC") as determined by Tenant; lighting replacements; window washing and janitorial services in a manner that such services are customarily furnished to comparable office buildings in the Montgomery County, Maryland area. Tenant shall supply all paper and other products used within the Premises, Subject to Tenant's standard building operations standards, Tenant shall maintain and keep lighted the stairs, entries and rest rooms in the Building and shall furnish elevator service and restroom supplies.

     10.2  Interruptions. Landlord shall not be liable for any damages directly
           -------------
or indirectly resulting from, nor shall Rent be abated by reason of (a) the, installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (b) failure to furnish or delay in furnishing any such services, or (c) for any other reason whatsoever.

     11.   REPAIRS AND MAINTENANCE.
           -----------------------

     11.1  Tenant's Obligations.
           --------------------

           11.1.1 Tenant shall, at its sole cost and expense, maintain the Premises and the facilities and systems thereof, including, but not limited to, the roof, landscaping, walls (interior and exterior), footings, foundations, elevators, building systems (including the Base Building Systems), HVAC, electrical, fire prevention and control, parking, and structural components of the Premises, in good order, condition and repair, ordinary wear and tear excepted, even if requiring structural changes, capital improvements, or capital expenditures to the Premises. For the purposes of this Section 11.1.1, the term "Premises" shall be deemed to include all items and equipment located on and used in the operation of the Premises.

           11.1.2 Tenant shall be responsible for all repairs, replacements, and alterations in and to the Premises and the facilities and systems thereof, including, but not limited to, the roof, landscaping, walls (interior and exterior), footings, foundations, parking, and structural components of the Premises, the need for which arises out of any event, act, or occurrence whatsoever, even if requiring structural changes capital improvements, or capital expenditures to the Premises, Tenant shall perform all such repairs promptly in a good, proper, and workmanlike manner. Tenant hereby expressly waives the right to make repairs at the expense of Landlord, which right may otherwise be provided for in any Legal Requirement now or hereafter in effect.

           11.1.3   If Tenant fails to perform its obligations under Sections
11.1.1 and 11.1.2. Landlord may give Notice to Tenant to do such acts as are reasonably required to comply with such obligations. If Tenant fails to promptly commence such work within thirty (30) days after becoming aware of the need for such maintenance and fails to prosecute diligently such work to completion, then Landlord, after providing Tenant with at least three (3) days' prior Notice, shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. During any such entry, Landlord shall be subject to the provisions of Section 29 (Certain Rights Reserved by Landlord). Notwithstanding the foregoing. Tenant shall attend to emergency conditions as soon as reasonably possible.

           11.1.4 Tenant shall select suitable, qualified, and appropriate vendors licensed where required and enter into such contracts as may be reasonably required to maintain the Premises as required by this Lease.

     11.2  Compliance with Legal Requirements. Tenant shall do all acts
           ----------------------------------
necessary to comply with all applicable Legal Requirements relating to the Premises and its obligations as set forth herein.

     11.3  Notice of Defect: Tenant shall give Landlord prompt Notice,
           ----------------
regardless of the nature or cause. of any material damage to or defective condition in any part or appurtenance of the Base Building Systems. For purpose of this Section, "material damage" means damage in excess of Twenty-Five Thousand Dollars ($25,000).

     11.4  Landlord's Liability. Landlord shall have no liability to Tenant nor
           --------------------
shall Tenant's obligations under this Lease be reduced or abated in any manner by reason of any inconvenience, annoyance, interruption, or injury to business arising from the making of any repairs or changes that are required or permitted by this Lease or required by any Legal Requirement to make in or to any portion of the Premises.

     12.   CONSTRUCTION, ALTERATIONS, AND ADDITIONS.
           ------------------------------ ---------

     12.1  Landlord Not Obligated to Provide Tenant Improvements. Landlord shall
           -----------------------------------------------------
not be obligated to perform or provide any Tenant improvements whatsoever to the Premises.

     12.2  Right to New Construction. The New Construction Site Owner (as
           -------------------------
defined below) shall have the right, subject to the conditions and restrictions hereinafter set forth to make improvements to the New Construction Site, including, but not limited to, the construction of new buildings, parking facilities and other amenities, roads, grading, landscaping, and all other improvements that may be lawfully erected on or performed at the New Construction Site (collectively, the "New Construction"). For purposes of this Lease, (a) "New Construction Site Owner" means the record or beneficial owner, or both, of the New Construction Site, and
(b) "New Construction Site" means a separately subdivided parcel of record created after the Commencement Date in accordance with the Legal Requirements that (i) subdivides all or a portion of the Site in two or more subdivided lots of record in a configuration described in Section 12.2.1 below, and (ii) is provided utility services by the utility providers pursuant to separate contractual relationships between the New Construction Site Owner and the utility provider in question. The New Construction Site shall be evidenced by a subdivision plan and a development plan showing, among other things, the location of the improvements to be developed on the New Construction Site. Such plans shall be reasonably acceptable to Landlord. Tenant and the New Construction Site Owner, and such plans shall be prepared at no cost or expense to Tenant.

          12.2.1    Subdivision. At any time and from time to time after the
                    -----------
Commencement Date. Landlord may notify Tenant by Notice that the New Construction Site Owner desires to develop that portion of the Site designated on the Site Plan as New Construction Site A, New Construction Site B, and/or New Construction Site C (the portion of the Site identified in the Notice being hereinafter referred to as New Construction Site). From and after the date on which Tenant receives the Notice from Landlord, Landlord (or its designee) shall have the right to subdivide of record the New Construction Site from the Site in accordance with all Legal Requirements. Tenant shall, at no expense to Tenant, cooperate with the Landlord (or its designee) in connection with obtaining such subdivision, including releasing to the Landlord (or its designee) the New Construction Site from the Site. Until the New Construction Site is created and constitutes a separate tax parcel and a separately subdivided lot of record. Tenant shall pay all Taxes and Operating Costs that are attributable to the period ending on the date immediately preceding the applicable New Construction Site Subdivision Date.

          12.2.2    New Construction Site REA. As a condition of the
                    -------------------------
subdivision, Landlord and the New Construction Site Owner shall enter into a reciprocal easement agreement ("New Construction Site REA") reasonably acceptable to Landlord, Tenant, and the New Construction Site Owner. The New Construction Site REA shall govern the use and operation of the facilities (such as the Entrance Roads) on or about the Site that may be shared in common by Tenant. the owner of the Premises and the New Construction Site Owner and their respective occupants, tenants and invitees from time to time. To the extent the New Construction Site REA shall impose any obligations on Landlord as owner of the Site, Tenant hereby assumes the performance of such obligations. The New Construction Site REA shall be recorded among the land records of Montgomery County concurrently with the recordation of the subdivision plat or other instrument that effectuates of record the subdivision of the New Construction Site and the Site. As a condition to the creation of the New Construction Site, the New Construction Site REA shall be senior to the lien, operation and effect of the Mortgage. The New Construction Site REA shall include the following terms and conditions: (a) future and existing tenants of the New Construction Site shall have the right to exterior monument signage (which signage shall, in all cases, be less prominent than Tenant's signage) and access to Lake Placid, (b) the owners and future and existing tenants of the Premises and the New Construction Site shall share the use of the other common amenities then existing on the Site or thereafter constructed on the New Construction Site by the New Construction Site Owner, (c) each party shall indemnify, defend, and hold harmless the other party from any injury, damage, claims, or suits arising out of such access by such party and its tenants onto the other party's property, (d) the owners, tenants, occupants, and invitees of both the Premises and the New Construction Site shall have the use of the Recreational Facilities, but Tenant shall have priority use of the Recreational Facilities, (e) the responsibilities for maintaining the balance of the Site (including, but not limited to, the Recreational Facilities) shall be re-allocated, (f) the parties shall have reciprocal access over the common areas of each party's property on terms and conditions acceptable to the New Construction Site Owner. Landlord, and Tenant, and Tenant shall have the non-exclusive right to surface parking on the New Construction Site at no additional cost to Tenant. (g) Landlord, Tenant, and the New Construction Site Owner shall, within fifteen (15) days after Notice from the other, execute and acknowledge any reasonable document, instrument, or agreement submitted by the other confirming the release of the New Construction Site from the Premises, (h) the non-performance by the New Construction Site Owner of any obligation imposed on it by the New Construction Site REA shall not entitle Tenant to any rights of offset, defense, counterclaim, reduction, deduction, exercise of recoupment rights, deferral, or abatement of the Rent, (i) the parties shall fairly and equitably re-allocate all Direct Costs during and following any New Construction, (j) if underground or garage parking is constructed on the New Construction Site as a part of any New Construction, the number of parking spaces available to Tenant as of the Commencement Date shall not be reduced and there shall be no additional cost or charge to Tenant for the construction or maintenance of such future parking facilities or the use thereof by Tenant and its employees, agents, contractors, and invitees (Tenant shall not be entitled to structured parking in excess of the surface parking that was eliminated by any New Construction unless Tenant pays the rates for such excess parking then being offered to other tenants and occupants of the Project) (k) Tenant shall have the right, on behalf of Landlord, to enforce the provisions of the New Construction Site REA against the New Construction Site Owner or occupants of the New Construction Site from time to time, and (i) embodying the terms and conditions of this Section 12.2. Tenant and the New Construction Site Owner shall pay its own costs and expenses in connection with the preparation, negotiation, review, and execution of the New Construction Site REA.

          12.2.3    General Terms. Any New Construction shall be subject to the
                    -------------
following terms and conditions:

          12.2.3.1  Building  Moratorium. No new buildings or other improvements
                    --------------------
shall be constructed (including any activities preparatory to such construction) at the Site (including the New Construction Site) before April 30, 2004 without the written consent of Tenant, which consent may be withheld at Tenant's sole and absolute subjective, discretion. The New Construction Site shall be located within the boundaries of the area indicated on the Site Plan.

          12.2.3.2  Vista Protection. No New Construction shall affect the
                    ----------------
vistas existing as of the date of this Lease from the Building overlooking Lake Placid and extending to Darnestown Road. The area of these vistas, which is shown on the Site Plan, means the area between Darnestown Road and an imaginary line located along a plane created by that portion of the Building overlooking Lake Placid and extending to the Entrance Roads.

          12.2.3.3  Temporary Parking. In the event of any New Construction, the
                    -----------------
New Construction Site Owner shall, at its sole cost and expense, create temporary parking ("Temporary Parking") for Tenant and require Tenant to use the Temporary Parking in lieu of then existing parking: provided, however, that (a) the total number of parking, spaces available to Tenant shall not be less than the total number of parking spaces available as of the Commencement Date, (b) the Temporary Parking shall be located on an improved surface (crushed stone or asphalt); (c) the Temporary Parking shall comply with all applicable Legal Requirements, (d) the location of the Temporary Parking shall be subject to Tenant's prior written approval, which approval may not be unreasonably withheld, conditioned or delayed, (e) the New Construction Site Owner shall maintain and repair the Temporary Parking at its sole cost and expense, (f) the right of the New Construction-Site Owner to provide Temporary Parking during each period of New Construction shall continue for no longer than three (3) years, it being understood and agreed that the Temporary Parking does not constitute permanent parking arrangements for the Building and that Temporary Parking may result in the temporary disruption in use and/or reduction in the amount of Recreational Facilities. (g) the New Construction Site Owner shall cause any underground or garage parking on the New Construction Site to be constructed and completed before or concurrently with the construction and completion of any building on the New Construction Site (including any Expansion Space), and (h) at least 250 standard size contiguous automobile parking spaces shall be available to Tenant at all times on the Site within the confines of the surface parking areas existing as of the Commencement Date.

          12.2.3.4  Aesthetics. All New Construction shall comply with Legal
                    ----------
Requirements and shall be aesthetically conforming and otherwise consistent, harmonious, and complementary in design, appearance, and style with the existing Building. The Premises forms a part of a first class office building business park and that it is imperative that any New Construction conform and otherwise be consistent, harmonious, and complimentary with the stature of a first class office building business park. The exterior appearance of any new building that is part of any New Construction shall be subject to the approval of Tenant. which approval may not be unreasonably withheld, conditioned, or delayed. No use or occupancy shall be made of any improvements constructed as part of the New Construction that will compete with the businesses or operations of Tenant. Competition shall be deemed to exist with the business or operations of Tenant only if such improvements are used or occupied by one or more of the entities (not to exceed ten) listed on Exhibit N attached hereto and a part hereof Tenant
                              ---------
reserves the unilateral right to modify the identity of such entities (not to exceed ten) on such Exhibit from time to time (which modification, if any, may be made on a semi-annual basis during May and November of each year during the
Term) by giving Notice to Landlord.

          12.2.3.5  Development Activities. In the event of any New
                    ----------------------
Construction, the New Construction Site Owner and Tenant agree to use their reasonable and good faith efforts to cooperate fully in designing and implementing reasonable and appropriate measures to both: (a) minimize any disruption to each party's use of the Site and the New Construction Site as a result of the New Construction; and (b) permit the New Construction Site

Owner to proceed with such development and construction in an economical and expeditious fashion consistent with generally accepted commercial real estate development and construction practices observed in the Montgomery County. Maryland area.

          12.2.3.6  Expansion Space--Entire Expansion Space. If any New
                    ---------------------------------------
Construction includes a new building or other improvement that the New Construction Site Owner intends to lease in its entirety to a single unrelated third party tenant (such building or other improvement being in this Section
12.2.3.6 and in Section 12.2.3.7 below referred to as "Expansion Space") then provided this Lease is in full force and effect and no Event of Default then exists. Tenant shall have a right of first offering to lease all of the Expansion Space on the terms and conditions hereinafter set forth. Prior to offering all of the Expansion Space for lease to a third party. the New Construction Site Owner shall notify Tenant in writing of the material terms and conditions for the leasing of the Expansion Space. Tenant shall have thirty (30) days following receipt of the New Construction Site Owner's Notice to enter into a lease or written commitment to lease the Expansion Space on such terms and conditions. If a lease or written commitment to the lease the Expansion Space is not entered into within such thirty (30) day period, then the New Construction Site Owner shall be free to lease the Expansion Space to a third party on terms and conditions no more favorable than those offered to Tenant. If, however, the New Construction Site Owner subsequently desires to accept an offer from a third party to lease the Expansion Space on terms or conditions more favorable than those previously offered to Tenant, then prior to such acceptance the New Construction Site Owner shall re-notify Tenant in writing of the revised lease terms for the Expansion Space and Tenant shall have an additional thirty (30) days following receipt of such re-notification to enter into a lease or written commitment to lease the Expansion Space on, the more favorable terms and conditions.

          12.2.3.7  Expansion Space--Portion of Expansion Space. If any New
                    -------------------------------------------
Construction includes a new building or other improvement and the New Construction Site Owner intends to lease portions of the Expansion Space to unrelated third party tenants, then provided this Lease is in full force and effect and no Event of Default then exists. Tenant shall have a right of first offering to lease such portion of the Expansion Space on the terms and conditions hereinafter set forth. Prior to offering such portion for lease to a third party, the New Construction Site Owner shall notify Tenant in writing of the material terms and conditions for the lease of such portion. Tenant shall have thirty (30) days following receipt of the New Construction Site Owner's Notice to enter into a lease or written commitment to lease such portion on such terms and conditions. If a lease or written commitment to the lease such portion is not entered into within such thirty (30) day period, then the New Construction Site Owner shall be free to lease such portion to a third party on terms and conditions no more favorable than those offered to Tenant. If, however, the New Construction Site Owner subsequently desires to accept an offer from a third party to lease such portion on terms or conditions more favorable than those previously offered to Tenant, then prior to such acceptance the New Construction Site Owner shall re-notify Tenant in writing of the revised lease terms for such portion and Tenant shall have an additional thirty (30) days following receipt of such re-notification to enter into a lease or written commitment to lease such portion on the more favorable terms and conditions.

          12.2.3.8  Exercise of Right of First Offering for Expansion Space. To
                    -------------------------------------------------------
be binding on the New Construction Site Owner and to validly exercise the right of first offering granted by Sections 12.2.3.6 and 12.2.3.7 above, the written commitment to lease the Expansion Space must be an irrevocable and binding agreement on the part of Tenant to lease the, Expansion Space or the applicable portion thereof (as the case may be) on the terms and conditions set forth in New Construction Site Owner's Notice to Tenant. Notwithstanding any contrary provision contained in this Lease, the right of first offering shall apply only to, and may not be exercised by any person or entity other than the then Tenant under this Lease, and only if such Tenant (and/or any affiliate of such Tenant) then occupies, on its own behalf, thirty-five percent (35%) or more of the rentable area of the Building.

     12.3  Other Property. Landlord reserves the right at no expense to Tenant
           --------------
to cause the Other Property to be dedicated or subdivided of record in compliance with the Legal Requirements to the end and effect that the Other Property constitutes a separately dedicated or subdivided lots of record. The subdivision and/or Dedication of the Other Property shall be subject to the approval by Tenant of the Subdivision Plat and any documentation relating to the subdivision and/or Dedication, which approval shall not be unreasonably withheld, delayed or conditioned. As a condition to any new construction on all or any part of the Other Property. that portion of the Other Property on which such construction is proposed to take place shall be subdivided as a separate lot of record. to the end and effect that Tenant shall have no liability for the payment of any Tax Costs relating to such portion.

     12.4  Tenant's Right to Make Alterations, Additions, and Improvements.
           ---------------------------------------------------------------

           12.4.1  Definitions. For purposes of this Lease, the following terms
                   -----------
shall have the meanings specified below:

           12.4.1.1 "Alteration" means collectively a Material Alteration and a Non-Material Alteration.

           12.4.1.2. "Non-Material Alteration" means any alteration, addition, substitution, change, or improvement, or installation of any fixture to the Building that (a) does not adversely affect the exterior or the structural elements of the Building, (b) does not materially adversely affect the Base Building Systems, and (c) either (i) does not have a cost, in the aggregate. greater than Seventy-Five Thousand Dollars ($75,000) ("Threshold Amount") or
(ii) shall be purely decorative in nature, such as painting, carpeting, wallpapering, or cabinet work. Every five (5) years during the Term, Landlord and Tenant shall increase the Threshold Amount by the percentage increase (measured from the Commencement Date) in the Consumer Price Index. U.S. City Average For All Items For All Urban Consumers (or such comparable successor index reasonably acceptable to Landlord and Tenant), it being the intent and purpose that the Threshold Amount increase during the Term by reference to such Consumer Price Index.

           12.4.1.3 "Material Alteration" means any alteration, addition, substitution, change, or improvement, or installation of any fixtures to the Building that does not constitute a Non-Material Alteration.

           12.4.2  Material Alteration. Tenant shall not make any Material
                   -------------------
Alteration without first obtaining Landlord's written consent thereto, which consent shall not be unreasonably withheld, delayed, or conditioned. Landlord's consent may be conditioned, without limitation on: (a) Tenant removing on the expiration of the Term any Material Alterations that are not of a building standard equal to or greater than the building standards utilized in the Building as of the Commencement Date, and restoring the Premises to the same condition as on the date Tenant took possession.,reasonable wear and tear excepted: and (b) Landlord's reasonable determination that the proposed Material Alteration does not materially adversely affect the long-term economic value of the Premises. If Landlord desires that Tenant remove the Material Alteration at the end of the Term, Landlord shall so state in its written consent. If Landlord fails to provide a written response to Tenant's request within thirty (30) days after receipt of Notice to Landlord, such request shall be deemed to have been approved by Landlord in all respects. Such request shall state the following in all capitalized letters: "LANDLORD'S FAILURE TO RESPOND WITHIN THIRTY (30) DAYS AFTER RECEIPT OF THIS REQUEST SHALL MEAN THAT LANDLORD HAS BEEN DEEMED TO HAVE APPROVED IN ALL RESPECTS THE REQUEST CONTAINED IN THIS REQUEST."

           12.4.3  Non-Material Alteration. Tenant shall have the right to make
                   -----------------------
any Non-Material Alteration to the Building without first obtaining Landlord's prior written consent. Tenant shall have the right, but not the obligation, to remove any Non-Material Alteration at the end of the Term.

           12.4.4  Requirements. Tenant shall cause all work for any Alteration
                   ------------
to comply with all applicable Legal Requirements and cause such work to be done in a good and workmanlike manner by properly qualified and licensed personnel. Tenant shall cause all such work to be diligently prosecuted to completion. On completion of any Material Alteration, Tenant shall furnish Landlord "as-built" plans. Tenant shall furnish Landlord copies of all necessary permits promptly on issuance of such permits. Prior to commencing any Material Alteration, Tenant shall furnish Landlord with plans and specifications. The work shall be performed in a manner that will not materially adversely interfere with the quiet enjoyment of the other occupants, at the Project.

     12.5  Payment. Tenant shall pay the costs of any work done on the Premises
           -------
pursuant to Section 12.6, and shall keep the Premises and Project free and clear of liens of any kind. Tenant hereby indemnifies, and agrees to defend against and keep Landlord free and harmless from all liability, loss, damage, costs, reasonable attorneys' fees, and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies at the Premises. If Tenant fails to pay the costs of any work done on the Premises pursuant to Section 12.6 within fifteen (15) days after receipt of Notice from Landlord, Landlord shall have the right to expend such funds at the expense of Tenant as are required to pay the costs of such work, which funds shall be reimbursed by Tenant to Landlord as Additional Rent within ten (10) days after Landlord's demand therefore (which demand shall be in the form of a Notice from Landlord).

     12.6  Property of Landlord. Except as otherwise set forth herein, all
           --------------------
Alterations made to the Premises shall be treated as the property of Tenant for tax and accounting purposes. At the end of the Term, the Alterations that are not required or permitted to he removed by Tenant as provided in this Lease shall automatically become the property of Landlord and shall he surrendered with the Premises.

     13.   TENANT'S PROPERTY.
           -----------------

     13.1  Tenant's Property. Notwithstanding any other provision herein or
           -----------------
elsewhere to the contrary. Tenant's Property shall be and shall remain the property of Tenant and may he removed by Tenant at any time during the Term: provided, however, that if any of Tenant's Property is removed, Tenant shall, at its sole cost and expense, promptly repair any damage to the Premises resulting from such removal, including, but not limited to, repairing the flooring and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction.

     13.2  Building Systems and Furniture. Throughout the Term of this Lease,
           ------------------------------
Tenant shall have the exclusive right to use all furniture, furniture systems, health club and cafeteria equipment, and telecommunication switchgear and handsets located at the Building on the Commencement Date and identified on Exhibit B attached hereto and incorporated by reference herein (collectively,
---------
the "Building Systems and Furniture"). Tenant accepts the Building Systems and Furniture in "as is" and "where is" condition and Landlord makes no representations or warranties whatsoever concerning the merchantability of the Building Systems and Furniture or fitness for any particular use, including but not limited to Tenant's anticipated use of the Premises. Tenant shall have no obligation to repair, maintain, use, store, or replace any of the Building Systems and Furniture, and shall not be accountable or liable to Landlord for the Building Systems and Furniture. Provided that an Event of Default does not then exist under this Lease, all of Landlord's right, title, and interest in and to the Building Systems and Furniture shall convey to Tenant at the earlier of
(a) the Expiration Date; or (b) May 1, 2006, i.e., the date on which all of the Building Systems and Furniture shall have been fully depreciated by Landlord for purposes of federal and state income tax returns. Such conveyance shall be deemed to have occurred at such time, without the necessity of any further instrument evidencing such conveyance, it being intended that this Lease constitute a bill of sale for such conveyance. Notwithstanding the foregoing, at Tenant's request to Landlord. Landlord agrees to execute such bills of sale or other appropriate instruments of conveyance as may be necessary to transfer all of Landlord's right, title, and interest in the Building Furniture and Systems to Tenant. If Landlord fails to so execute such instruments, Tenant's only remedies therefore shall be an action for Equitable Relief to enforce such obligation of Landlord. Any such conveyance shall be made on the condition that Tenant accepts the Building Systems and Furniture in "as is" and "where is" condition and Landlord makes no representations or warranties whatsoever concerning the merchantability of the Building Systems and Furniture or fitness for any particular use, including but not limited to Tenant's anticipated use of the Premises. At Tenant's request, Landlord shall provide Tenant with a written depreciation schedule for the Building Systems and Furniture.

     13.3  Tools and Equipment. From and after the date on which Tenant takes
           -------------------
possession of all or a part of the Premises, Tenant shall have the right to use all tools, lawn maintenance equipment and machinery, and other items used in the maintenance and operation of the Premises and located therein as of the date of this Lease and identified in Exhibit H attached hereto and incorporated by
                             ---------
reference herein in "as is" and "where is" condition. Landlord makes no representations or warranties whatsoever concerning the title to or merchantability of such tools and equipment or fitness for any particular use, including, but not limited to, Tenant's anticipated use of the Premises.

     14.   INDEMNIFICATION.
           ---------------

     14.1  By Tenant. Tenant shall indemnify and hold Landlord harmless from and
           ---------
against any and all liability and claims of any kind for loss or damage to any person or property arising out of: (a) the use and occupancy of the Premises by Tenant during the Term, or any work, activity, or thing done, allowed, or suffered by Tenant in, on or about the Premises or any event or occurrence in. on. or at the Premises during the term: (b) any Event of Default: or (c) any act or omission of Tenant, its agents, employees, subtenants, licensees, customers, guests, invitees, or contractors in, on, or about the Premises; provided, however, that Tenant shall have no such obligation to the extent such liability or claim is due to any intentionally wrongful act of Landlord. At Landlord's request, Tenant shall, at Tenant's expense, and by counsel reasonably satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim. Subject to the provisions of this Section, Tenant shall indemnify Landlord against all costs, reasonable attorneys' fees, expert witness fees, and any other expenses or liabilities incurred in such action or proceeding. Liability of Tenant for Hazardous Substances shall be governed solely by the provisions of Sections 9.4.1 and 9.4.2 above, and the provisions of this Section shall have no application to such liability.

     14.2  Landlord Not Liable. Except for any intentionally wrongful acts of
           -------------------
Landlord, Landlord shall not be liable for injury or damage that may be sustained by the person or property of Tenant, its employees, invitees, or customers, or any other person in or about the Premises, caused by or resulting from fire, casualty, steam, electricity, gas, theft, vandalism, other cause, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, lighting fixtures or mechanical or electrical systems, whether such damage or injury results from conditions arising on the Premises or on other portions of the Building or Project or from other sources.

     14.3  Survival. The obligations of Tenant under this Section shall survive
           --------
any termination, expiration, or rejection in bankruptcy of this Lease.

     15.   TENANT'S INSURANCE.
           ------------------

     15.1. Insurance Requirement. Tenant shall procure and maintain insurance
           ---------------------
coverage in accordance with the terms hereof, either as specific policies or within blanket policies. Coverage shall begin on the date Tenant is given access w the Premises for any purpose and shall continue until expiration of the Term, except as otherwise set forth in the Lease. The cost of such insurance shall be borne by Tenant.

Insurance shall be with insurers licensed to do business in the State of Maryland, and reasonably acceptable to Landlord. The insurers must have a current A.M. Best's "General Policy Holder's Rating" ("Best's") of not less than
(a) B+ or equivalent (as reasonably
     -
determined by Landlord) with respect to the workers' compensation and automobile liability insurance that Tenant is required to maintain hereunder, and (b) A or equivalent (as reasonably determined by Landlord) with respect to the balance of the insurance that Tenant is required to maintain hereunder. Tenant, however, shall use commercially reasonable efforts to obtain the workers' compensation and automobile liability insurance with an insurer having a current Best's rating of not less than A or equivalent (as reasonably determined by Landlord) at such time that Electric Insurance Company no longer provides such workers' compensation and automobile liability insurance or if Electric Insurance Company is no longer affiliated with the General Electric Company. Electric Insurance Company is presently affiliated with the General Electric Company. As of the date hereof, Electric Insurance Company is providing the workers' compensation and automobile liability insurance required hereunder.

      Tenant shall furnish Landlord with evidence of insurance (ACORD-27 or reasonable equivalent) effecting coverage required by this Section before the date Tenant is first given access to the Premises. All certificates and endorsements are to be, received and approved by Landlord before any work commences. Tenant shall furnish Landlord with renewal certificates of any such policy prior to the expiration thereof Each insurance policy required herein shall be endorsed to state that coverage shall not be canceled, except after thirty (30) days' prior Notice to Landlord and Lender (if Lender's address is provided in writing to Tenant).

      The Commercial General Liability policy, as hereinafter required, shall contain, or be endorsed to contain, the following provisions: (a) Landlord, Lender, and any parties designated by Landlord shall be covered as additional insureds; (b) Tenant's insurance coverage shall be primary insurance as to any insurance carried by the parties designated as additional insureds; and (c) the policy shall contain an express waiver in favor of Landlord of any right of subrogation by the insurer. Any insurance maintained by Landlord shall be excess of Tenant's insurance and shall not contribute with it.

      15.2.    Minimum Scope of Coverage. Coverage shall be at least as broad as
               -------------------------
set forth herein. However, if, because of Tenant's use or occupancy of the Premises. Landlord determines, in Landlord's reasonable judgment, that additional insurance coverage or different types of insurance are necessary. then Tenant shall obtain such insurance at Tenant's expense in accordance with the terms of this Section 15. The minimum scope of Coverage is as follows:

          15.2.1. Commercial General Liability that shall cover liability arising from Tenant's use and occupancy of the Premises, its operations therefrom, Tenant's independent contractors, products-completed operations. personal injury and advertising injury, and liability assumed under an insured contract.

          15.2.2. Workers' Compensation insurance as required by law, and Employers' Liability insurance.

          15.2.3 Commercial Property insurance against all risk of direct physical loss or damage (including flood, if applicable), earthquake excepted, for: (a) the Building (including the base building HVAC systems and any Alterations made by Tenant pursuant to Section 12 hereof in, on, or about the Premises); and (b) trade fixtures, merchandise, and Tenant's Property

     (including personalty that would otherwise constitute Tenant's Property but for the fact that the same is leased from the Landlord) from time to time in, on, or about the Premises. The proceeds of such property insurance shall be used for the repair or replacement of the property so insured, including leasehold improvements. The insurance proceeds under clause (a) shall to the extent provided for in the Mortgage, be paid to Lender: otherwise, they shall be paid to Landlord, and the proceeds under clause (b) above shall be paid to Tenant.

           15.2.4  Business Auto Liability.

      15.3.   Minimum Limits of Insurance. Tenant shall maintain limits not less
              ---------------------------
than:

           15.3.1 Commercial General Liability: Combined single limit of not less than $5,000,000 for bodily injury and property damage.

           15.3.2 Employer's Liability: 51.000,000 per accident for bodi1y injury or disease.

           15.3.3 Commercial Property insurance: 90% replacement cost with no coinsurance penalty provision.

           15.3.4  Business Auto Liability: $1,000,000 per accident.

           15.3.5  Workers' Compensation: as required by law.

     15.4  Deductible. Any deductible must be declared to and approved by
           ----------
Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned.

     15.5  Increases in Insurance Policy Limits. The amounts of coverage
           ------------------------------------
required by this Lease are subject to review at the end of each five (5) year period after the Commencement Date. At each review, if necessary to maintain the same level of coverage that existed on the Commencement Date, the amounts of coverage shall be increased to the amounts of coverage carried by prudent commercial tenants of comparable office buildings in Montgomery County, Maryland.

      16.  DAMAGE OR DESTRUCTION.
           ---------------------

           16.1  Damage. If, during the Term, the Premises or the portion of
                 ------
the Building necessary for Tenant's occupancy is damaged by fire or other casualty, Tenant shall (a) give Landlord prompt Notice thereof, and (b) promptly repair (or replace if necessary) the damage to the condition of a typical class A office building in the Montgomery County, Maryland area (subject to a reasonable time allowance for the purpose of adjusting the insurance loss and for unavoidable delays) as determined in the reasonable judgment of Tenant. This Lease shall continue in full force and effect and there shall be no abatement of Rent. Landlord (or Lender, if so provided in the Mortgage) shall promptly reimburse to Tenant an amount equal to the reasonable costs and expenses of such repair, which amount shall in no event be greater than the insurance proceeds received by Landlord or Lender as a result of such casualty, all in accordance with normal and customary disbursement procedures and conditions reasonably satisfactory to Tenant and Lender. To the extent Lender receives any such insurance proceeds. Landlord shall cause Lender to make such proceeds available for such repair as long as an Event of Default does not then exist under this Lease. If the net insurance proceeds received by Tenant are insufficient to pay for the costs of the repair or replacement (as the case may be). Tenant's obligation to make such repairs and replacements shall be unaffected, this Lease shall continue in full force and effect and there shall be no abatement of Rent. If the Lender is not a bank, savings and loan association, govemment agency or fund, insurance company, union, pension trust, profit or retirement fund or real estate investment trust, or similar institutional lender or a subsidiary of any of the foregoing, the insurance proceeds shall be paid to an institutional depository reasonably acceptable to Tenant and Lender for disbursement as provided in this Section.

      16.2  Landlord Not Liable. Landlord shall not be liable for any loss of
            -------------------
business, inconvenience, or annoyance arising from any damage from fire or other casualty or any repair or restoration of any portion of the Premises as a result of any damage from fire or other casualty.

      17.   EMINENT DOMAIN.
            --------------

      17.1  Whole Taking. If the Building or the Site is lawfully taken by
            ------------
condemnation or in any other manner for any public or quasi-public purpose by a duly constituted authority or agency having jurisdiction (a "Taking"), and such Taking is of the whole Building or the Site ("Whole Taking"), this Lease shall terminate as of the date the condemning authority takes title or possession, whichever occurs first ("Taking Date"), and Rent shall be prorated to the Taking Date.

      17.2  Partial Taking. If a Taking is of less than the whole of the
            --------------
Building or Site ("Partial Taking"), this Lease shall terminate as to the part of the Premises so taken on the Taking Date. This Lease shall remain in full force and effect as to the portion of the Premises remaining. No abatement or reduction in Rent shall occur, except in accordance with Section 17.4.1. Tenant is authorized to collect, settle, and compromise the amount of any award or payment resulting from a taking (an "Award"), and Landlord shall have the right to join with Tenant therein.

      17.3  Notice. Immediately on obtaining knowledge of the institution of any
            ------
proceeding for a Taking, Tenant shall notify Landlord and Lender thereof. Landlord acknowledges that as of the date of this Lease, a portion of the Site is the subject of a Taking as it relates to the widening of Maryland Route 28. Such Taking shall not affect any of the provisions set forth in this Section 17 or Tenant's obligation to pay Rent.

      17.4  Offer to Purchase. If(i) more than ten percent (10%) of the Building
            -----------------
or (ii) the entire Building shall be the subject of a Taking, then Tenant shall, in the case of clause (i) above, not later than sixty (60) days after the Taking Date, and in the case of clause (ii) above, not later than forty-five (45) days before the Taking Date, make a binding and irrevocable offer (the "Condemnation Offer") to purchase the Premises and the Award, if a Partial Taking, or the Award, if a Whole Taking, for the applicable price computed as of the Takings Closing Date (as defined below) in accordance with a schedule to be attached hereto and made a part hereof as Exhibit K (the "Purchase Price"). Such schedule shall reflect the
               ---------
declining principal component of the initial promissory note agreed upon between Landlord and Tenant by no later than November 1, 2000 in an original principal amount of not more than Sixty-Four Million Dollars ($64,000,000) payable over a period of not more than twenty five (25) years with not more than three years interest only under the amortization schedule and the Yield Maintenance Premium calculated in accordance with the formula to be attached hereto and made a part hereof as Exhibit C. Exhibits K and C once established, shall not be amended
          ---------- ----------
without Tenant's prior consent so long as the initial Loan remains outstanding. Exhibits K and C may be amended by Landlord with Tenant's consent, such consent
----------
not to be unreasonably withheld or delayed to reflect the terms of any subsequent Loan permitted pursuant to the terms of an agreement in the form of Exhibit J hereof provided, that Tenant shall not be required to consent to any
---------        --------
amendment to Exhibits K and C that increase the Purchase Price that would have
             ----------
had to be paid by Tenant determined pursuant to Exhibits K and C as such
                                                ----------
exhibits reflect the terms of the initial Loan.

        17.4.1   Rejection of Condemnation Offer. If Landlord and Lender shall
                 -------------------------------
not elect to accept Tenant's Condemnation Offer, then Landlord shall give Notice to Tenant rejecting such offer within thirty (30) days after the giving of Tenant's Condemnation Offer, in which case, if a Partial Taking, Tenant shall have the right to terminate this Lease, as of the Taking Date, by Notice given to Landlord within sixty (60) days after the date on which Tenant receives Notice from Landlord that Landlord and Lender have rejected Tenant's Condemnation Offer. If Tenant so elects to terminate this Lease, it shall give Notice thereof to Landlord and Lender before the expiration of such sixty (60) day period and this Lease shall terminate as of the Taking Date, and Rent shall be prorated to the Taking Date. If Tenant does not elect to so terminate this Lease, this Lease shall continue as provided in Section 17.2, and Base Rent shall be equitably reduced (in a manner reasonably satisfactory to Landlord, Tenant, and Lender) to take into account the reduction of the Premises and/or the Site arising from the Partial Taking; such reduction to be effective as of the Taking Date. Landlord's Notice to reject the Condemnation Offer shall be void and of no effect unless accompanied by the written Notice of Lender to the effect that Lender also elects not to accept the Condemnation Offer. Alternatively, if Lender elects to accept the Condemnation Offer by Notice to Tenant and Landlord delivered in accordance herewith, then, notwithstanding any Notice by Landlord to the contrary. Tenant's Condemnation Offer shall be deemed accepted for all purposes hereof should the Notices of Landlord and Lender rejecting Tenant's Condemnation Offer not be served within such period of thirty
(30) days, then Tenant's Condemnation Offer shall he deemed accepted.

         17.4.2  Closing. If Landlord and Lender shall accept or be
                 -------
deemed to have accepted Tenant's Condemnation Offer, then title shall close and the Purchase Price shall be paid as hereinafter provided. In such event Tenant shall be entitled to and shall receive any and all Awards then or thereafter made, and Landlord shall assign or in case of any Award previously made, deliver to Tenant on the Closing Date such Awards as may be made less sums released to restore. If Landlord and Lender accept Tenant's Condemnation Offer, then title shall close thirty (30) days after such acceptance or deemed acceptance (the "Takings Closing Date"), at noon at the local office of Landlord's counsel, or at such other time and place as the parties hereto may agree on, this Lease shall continue through the Takings Closing Date (or, if applicable, the extended Takings Closing Date as described below), and Tenant shall pay the Purchase Price by transferring immediately available federal funds to such account or accounts and in such bank or banks as Lender shall, designate by Notice to Tenant at least five (5) business days before the Takings Closing Date. on delivery of a special warranty deed (or local equivalent with covenant against grantor's acts) conveying the Premises and all other required documents including an assignment of any Award in connection with the Taking. The special warranty deed (or local equivalent with covenant against grantor's acts) shall convey good and clear record and marketable title, free from encumbrances other than (a) Permitted Encumbrances, (b) liens or encumbrances created or suffered through or by Tenant, (c) any installments of Taxes due and payable for any period after the Takings Closing Date, and (d) this Lease. The Purchase Price payable as herein provided shall be charged or credited, as the case may be, on the Takings Closing Date, to reflect adjustments of Rent paid or payable to and including the Takings Closing Date, apportioned as of the Takings Closing Date. Tenant shall pay all conveyance, transfer, sales, and like taxes required in connection with the purchase. If there be any liens or encumbrances against the Premises that Landlord is obligated to remove (that is, any adverse title matters other than those to which Landlord's conveyance under special warranty deed may be subject as set forth in clauses (a) through (b) above and as set forth in the immediately preceding sentence hereof), on request made by a reasonable time before the Takings Closing Date, Landlord, shall provide at the Closing separate funds for the foregoing, payable to the holder of such lien or encumbrances.

      17.5  Proceeds.
            --------

            17.5.1  Payable to Landlord. Subject to the provisions of Sections
                    -------------------
17.4 (Offer to Purchase) and 17.5.2 (Payable to Tenant), in the event of any Taking, partial or whole. all of the proceeds of any award, judgment, or settlement payable by the condemning authority (an "Award") shall be the property of Landlord subject to the rights of Lender, and Tenant hereby assigns to Landlord all of its right, title, and interest in the Award. Landlord (or Lender, if so provided by the Mortgage) shall apply the proceeds of any Award first to be disbursed to Tenant for reasonable costs of Restoration (not to exceed the amount of the Award) and then to reduce the remaining principal amount outstanding on the Loan, all in accordance with normal and customary disbursement procedures and conditions reasonably satisfactory to Lender and Tenant. Subject to the provisions of this Section, the Award shall be paid directly to Lender. If the Lender is not a bank, savings and loan association, government agency or fund, insurance company, union, pension trust, profit or retirement fund or real estate investment trust, or similar institutional lender or a subsidiary of any of the foregoing, the Award shall be paid to an institutional depository reasonably acceptable to Tenant and Lender for disbursement as provided in this Section.

            17.5.2  Payable to Tenant. Notwithstanding any contrary provision
                    -----------------
contained in this Lease. Tenant shall be entitled to claim, prove, and receive in the condemnation proceedings the following, to the extent that and so long as
(i) Tenant shall have the right to make, and does make, a separate claim therefore against the condemning authority and (ii) such claim does not in any way reduce the amount of the Award otherwise payable to Landlord or Lender for the Taking of Landlord's fee interest in the Premises: (a) such portion of the Award as is equal to the unamortized value of any leasehold improvements hereafter made by Tenant; and (b) such Awards as may be allowed for moving expenses, loss of profit, and fixtures and other equipment installed by Tenant that shall not, under the terms of this Lease, be or become the property of Lender at the termination hereof.

            17.5.3  Proceedings. Landlord and Tenant shall each have the right,
                    -----------
at its own expense to appear in any condemnation proceeding and to participate in any and all negotiations, hearings, trials, and appeals therein.

      17.6  Tenant's Restoration. In the event of a Partial Taking of the
            --------------------
Premises that does not result in a termination of this Lease. Tenant shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the Taking (assuming the Premises to have been maintained by Tenant in the condition required by this Lease) to the extent the Award is made available to Tenant for the Restoration. Tenant shall be responsible at its sole cost and expense for the repair, restoration, and replacement of Tenant's Property and any other leasehold improvements (the "Restoration"). Landlord shall reimburse Tenant in an amount equal to the reasonable costs and expenses of the Restoration, which reimbursement shall in no event be greater than the proceeds of any and all Awards received by Landlord and Lender in connection with the Taking and shall be disbursed in accordance with the provisions of
Section 17.5.1.

      18.   ASSIGNMENT AND SUBLETTING.
            -------------------------

      Except for financing and working capital lines of credit relating to Tenant's personal property and equipment, Tenant shall not mortgage, hypothecate, or otherwise encumber its leasehold interest in all or any portion of the Premises. Tenant may assign its leasehold interest under this Lease or sublet any or all of the Premises only to: (a) any successor of Tenant resulting from a merger or consolidation of or by Tenant; (b) any entity under common control of Tenant; (c) any permitted affiliate; or (d) any third party subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed. On the occurrence of any such assignment or sublet described in clauses (a) through (c), Tenant shall provide Notice to Landlord of such assignment or sublet. For purposes hereof the term "permitted affiliate" means any corporation or other entity that directly or indirectly is controlled by or is under common control with Tenant and the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise. No subletting or assignment shall release Tenant of Tenant's obligations or liabilities under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. On the occurrence of an Event of Default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant, or any guarantor, without the necessity of exhausting remedies against such assignee, subtenant or successor. Any subletting or assignment shall be in writing and Tenant shall deliver to Landlord a true copy of any such sublease or assignment. Any sublease shall be subordinate to the terms and conditions of this Lease, and an assignee of Tenant's interest in this Lease shall assume Tenant's obligations under this Lease in writing.

      19.   DEFAULT.
            -------

      19.1  Tenant's Default. The occurrence of any one or more of the following
            ----------------
events shall constitute an "Event of Default" of this Lease by Tenant.

         19.1.1 If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease on the date when the same is due and such failure continues for five (5) days after delivery of Notice thereof from Landlord to Tenant.

        19.1.2 If Tenant fails to promptly and fully perform any other covenant, condition, or agreement contained in this Lease and such failure continues for thirty (30) days after Notice thereof from Landlord to Tenant, or if such default cannot reasonably be cured within thirty (30) days. If Tenant fails to commence to cure within that thirty (30) day period and diligently prosecute to completion; provided, however, that Tenant shall have a period of seven (7) days after Notice to cure any default by Tenant to maintain the insurance Tenant is required to maintain under the terms and conditions of this Lease.

        19.1.3   To the extent provided by law:

               19.1.3.1 If a writ of attachment or execution is levied on this Lease or on substantially all of Tenant's Property; or

               19.1.3.2 If Tenant makes a general assignment for the benefit of creditors: or

               19.1.3.3 If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within sixty (60) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of sixty
(60) days; or

               19.1.3.4 If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so).

      19.2  Landlord Remedies. On the occurrence of an Event of Default, then,
            -----------------
in addition to any other rights or remedies Landlord may have under any law or at equity, Landlord shall have the right to collect interest on all past due sums (at the Default Rate), and, at Landlord's option and without further notice or demand of any kind, to do the following:

          19.2.1 With Lenders written consent, terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

                         19.2.2   Continue this Lease in effect. reenter and
occupy the Premises for the account of Tenant. and collect any unpaid Rent or other charges that have or thereafter become due and payable: or

                         19.2.3   Reenter the Premises under the provisions of
Section 19.2.2. and thereafter elect. with Lender's written consent. to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of Section 19.2 above. Landlord shall not be deemed to have terminated the obligation of Tenant to pay any Rent or other charges thereafter accruing unless Landlord notifies Tenant in writing of Landlord's election to terminate such obligation. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's obligations under the Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable costs of such reletting; third, to the payment of the cost of any minor alterations or repairs reasonably made to the Premises; fourth. to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion, of Rent received from the reletting that is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly on demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any reasonable costs and expenses reasonably incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises that are not covered by the rent received from the reletting. If' Landlord relets for a period of time longer than the current Term, then any special concessions given to the new tenant shall be allocated throughout the entire reletting term to not unduly reduce the amount of consideration received by Landlord during the remaining period of the Term.

      19.3  Damages Recoverable. Should Landlord elect to terminate this Lease
            -------------------
under the provisions of Section 19.2, Landlord may recover as damages from Tenant any and all direct damages available at law (excluding, for example, consequential, speculative, indirect, or punitive damages), including but not limited to all amounts necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease, including but not limited to. any reasonable costs or expenses (including reasonable attorneys' fees) incurred by Landlord in (a) retaking possession of the Premises in accordance with all Legal Requirements, (b) maintaining the Premises after an Event of Default until the Premises are re-let, (c) preparing the Premises for reletting to a new tenant, including any minor repairs or alterations necessary to put the Premises in a condition reasonably acceptable to a new tenant, and (d) reletting the Premises. including reasonable brokers' commissions. Such damages shall be prorated for that part of the reletting Term ending concurrently with the then current Term of this Lease.

      19.4  Landlord's Right to Cure Tenant's Event of Default. On the
            --------------------------------------------------
occurrence of an Event of Default. Landlord may (but shall not be obligated to). without waiving the Event of Default. perform the same for the account and at the expense of Tenant. Tenant shall pay Landlord all costs of such performance within ten (10) days of receipt of Notice from Landlord. and if paid at a later date these costs shall bear interest at Default Rate.

      19.5  Mortgagee Protection.
            --------------------

            19.5.1    Notice of Default. Tenant agrees to send by certified mail
                      -----------------
to any mortgagee or deed of trust beneficiary of Landlord whose address has been furnished to Tenant by Notice from Landlord. Lender, or Lender's assignee and whose mortgage or deed of trust encumbers the Project (the "Mortgagee"). a copy of any Notice of default it sends to Landlord. which Notice shall (a) specify Landlord's default under this Lease and (b) provide Landlord and Mortgagee with a thirty (30) day period to cure such default (a "Notice of Default").

            19.5.2    Mortgagee's Right to Cure: Effect of Cure. On receiving
                      -----------------------------------------
any Notice of Default, Mortgagee shall have the cure period provided for below within which to take (if such Mortgagee so elects) whichever of the actions set forth below shall apply to the default described in the Notice of Default. On Mortgagee's cure of the default described in the Notice of Default or any other defaults in accordance with this Lease, this Lease shall continue in full force and effect as if no default(s) had occurred. Tenant shall continue to pay Rent during any such cure period. Mortgagee's exercise of its cure rights shall not be deemed an assumption of this Lease in whole or part

            19.5.2.1  Curable Defaults. In the case of a default that is
                      ----------------
reasonably susceptible of cure by Mortgagee, Mortgagee may duly commence the cure of such default within the foregoing thirty (30) day period. If Mortgagee is unable to cure the default by the end of such thirty (30) day period, Mortgagee shall have such additional time as Mortgagee may reasonably require to: (a) diligently prosecute to completion the remedy of such default and (b) complete such remedy within a reasonable time under the circumstances: provided. however. that in the case of a default that involves the payment of a sum of money. Mortgagee's cure period shall not in any case exceed thirty (30) days from the date of the Notice of Default.

            19.5.2.2  Noncurable Defaults. In the case of a default that is not
                      -------------------
reasonably susceptible of cure by Mortgagee. Mortgagee's cure period shall continue for such additional time as Mortgagee may reasonahl) require to institute proceedings and diligently prosecute the same to completion so as to cause a Foreclosure Event to occur. On the occurrence of a Foreclosure Event, this Lease and Tenant's obligation to pay Rent as provided in this Lease shall continue in full force and effect as if no default(s) had occurred, and Mortgagee shall have no obligation to cure such default as a condition to the continuation of this Lease.

      20.   WAIVER.
            ------

The failure of either party to exercise any of its rights is not a waiver of those rights. A party waives only those rights specified in writing and signed by the party waiving its rights. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises. shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written acknowledgment from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not he deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

      21.   SUBORDINATION. ATTORNMENT. AND NON-DISTURBANCE.
            -------------- ----------- --- ---------------

Subject to the provisions of this Section. this Lease is and shall be subject and subordinate to the lien, operation. and effect of any mortgages or deeds of trust in any amount or amounts whatsoever (including renewals, extensions. modifications, consolidations, and replacements thereof including so-called "indemnity deed(s) of trust") now or hereafter placed on or against all or any portion of the Premises or on or against Landlord's interest or estate therein (collectively. the "Deed of Trust"), without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Nevertheless, Tenant covenants and agrees to execute and deliver within fifteen (15) days after receipt of a written request, without charge therefore. such further instruments evidencing such subordination of this Lease to such Deed of Trust as may be reasonably required by Landlord.

In all events Landlord shall obtain from the holder of any indebtedness secured by a Deed of Trust encumbering all or any portion of the Premises an agreement in recordable form and satisfactory in form and substance to Tenant and such holder (a) whereby Tenant subordinates the lien, operation, and effect of this Lease to the lien, operation, and effect of the Deed of Trust. and in ease of foreclosure providing for attornment to the foreclosure sale purchaser; and (b) providing that Tenant shall receive from the holder of any indebtedness secured thereby an agreement in form satisfactory to Tenant and such holder, that so long as an Event of Default is not occurring and continuing under this Lease,
(i) Tenant shall not be disturbed in its possession of the Premises (ii) any action or proceeding to foreclose such Deed of Trust, or sale in lieu thereof, will not result in the cancellation or termination of this Lease, and (iii) in the event of any such foreclosure or sale, this Lease shall continue in full force and effect, as a direct lease between Tenant and the then owner of the Premises on all terms. covenants, and conditions herein. As herein used. the term `foreclosure" shall include both judicial proceedings and the exercise of a power of sale under any Deed of Trust without recourse to judicial proceedings. it being understood that the requirement to recognize this Lease shall apply to the Deed of Trust and the purchaser acquiring title by such foreclosure.

      22.   QUIET ENJOYMENT.
            ----- ---------

Tenant shall, on payment of Rent and performance of all of its obligations under this Lease, peaceably. quietly, and exclusively enjoy possession of the Premises without interference by Landlord or anyone acting or claiming by. through. or under Landlord, subject to the terms of this Lease and to any Deed of Trust to which this Lease may be subordinate.

      23.   TENANT ESTOPPEL CERTIFICATES.
            ------ ---------------------

      23.1  Landlord Request for Estoppel Certificate. Within ten (10) business
            -----------------------------------------
days after receipt by Tenant, Tenant shall execute and deliver to Landlord or Landlord's designee in the form reasonably requested by Landlord, a written statement certifying among other things (a) that this Lease is unmodified and in full force and effect, or that it is in full force and effect as modified and stating the modifications: (b) the amount of Base Rent and the date to which Base Rent and Additional Rent have been paid in advance: (c) the amount of any security deposited with Landlord: (d) that, to Tenant's actual knowledge (which knowledge shall be based on the then current actual knowledge of Tenant's facilities manager for the Premises), Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default: (e) that, to Tenant's actual knowledge (which knowledge shall be based on the then current actual knowledge of Tenant's facilities manager for the Premises), there is no existing condition that but for the passage of time or the giving of notice, or both, would result in a default under the terms of this Lease; (f) that Tenant has, in fact, accepted possession of the Premises in the condition specified in this Lease; and (g) that the Tenant has commenced paying Rent according to the rent schedule stated in the estoppel certificate and has not prepaid more than one month's Rent in advance. Any such statement may be conclusively relied on by a prospective purchaser, assignee, or encumbrancer of the Premises.

      23.2  Tenant's Request for Estoppel Certificate. Within ten (10) business
            -----------------------------------------
days after receipt by Landlord, Landlord shall execute and deliver to Tenant or Tenant's designee, in the form reasonably requested by Tenant, a written statement certifying, among other things, (a) that this Lease is unmodified and in full force and effect, or that it is in full force and effect as modified and stating the modifications: (b) the amount of Base Rent and the date to which Base Rent and Additional Rent have been paid in advance; (c) the amount of any security deposited with Landlord; (d) that, to Landlord's actual knowledge. Tenant is not in default hereunder or, if Tenant is claimed to be in default, stating the nature of any claimed default and (e) that, to Landlord's actual knowledge, there is no existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of this Lease. Any such statement may be conclusively relied on by parties designated by Tenant.

      23.3  Failure to Execute. Either party's failure to execute and deliver
            ------------------
such statement within the time required shall be conclusive on such party that:
(a) this Lease is in full force and effect and has not been modified except as represented by the requesting party; (b) there are no uncured defaults in the requesting party's performance and that the other party has no right of offset, counterclaim, or deduction against Rent, and (c) not more than one month's Rent has been paid in advance.

      24.   NOTICE.
            ------

All Notices shall be in writing and shall be given to such party at its Notice Address or such other address as such party may hereafter specify for that purpose by Notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if hand delivered against receipted copy, when the copy thereof is receipted, (b) if given by a nationally recognized overnight delivery service, the day on which such Notice is actually received, or (c) if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service with stamped receipt, at the

Notice Address. Notwithstanding anything contained herein to the contrary when an applicable law requires service of Notice in a particular manner, service of that Notice in accordance with those particular requirements shall replace rather than supplement any Notice requirement set forth in this Lease. A party shall change its address only by giving Notice to, the other as provided in this Section.

      25.   TRANSFER OF LANDLORD'S INTEREST.
            -------------------------------

In the event of any sale or transfer by Landlord of the Premises or Project or its interest therein, and an assignment of this Lease by Landlord with Notice to Tenant, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission relating to the Premises or Project or this Lease first occurring after the consummation of such sale or transfer as long as the purchaser shall expressly assume in writing (with a copy to Tenant) all of the covenants and obligations of Landlord under this Lease from and after the date of such sale or transfer. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all of Landlord's obligations hereunder from and after the date of such sale or transfer are expressly assumed in writing by such transferee.

      26.   LANDLORD EXCULPATION.
            --------------------

Anything contained herein to the contrary notwithstanding, any claim based on or in respect of any liability of Landlord under this Lease, or with respect to the Premises, shall be enforced only against Landlord's interest in the Premises and shall not be enforced against the Landlord personally. Landlord's liability under this Lease or with respect to the Premises shall in no event extend beyond Landlord's interest in the Premises. If Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease. Tenant may satisfy that judgment only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title, and interest in the Premises and no other real, personal, or mixed property of Landlord (or of any of the partners that comprise Landlord, if any), wherever situated, shall be subject to levy to satisfy such judgment.

      27.   SURRENDER OF PREMISES.
            ---------------------

      27.1  Clean and Same Condition. On the Expiration Date or earlier
            ------------------------
termination of this Lease, Tenant shall peaceably surrender the Premises to Landlord clean and in the same condition as when received, except for reasonable wear and tear and as otherwise provided in this Lease. Tenant shall remove Tenant's Property by no later than the Expiration Date. Tenant shall, at its sole cost and expense and by no later than the Expiration Date, repair (in accordance with Landlord's reasonable direction) any damage to the Premises, including any structural damage, resulting from removal of any Material Alteration required to be removed by Tenant under the terms of this Lease. On the Expiration Date Tenant shall surrender all keys to the Premises.

      27.2  Property Abandoned. If Tenant does not remove any of Tenant's
            ------------------
Property from the Premises by the Expiration Date or earlier termination of this Lease, such Tenant's Property shall be deemed to be abandoned. At Landlord's option, title to such Tenant's Property shall pass to Landlord under this Lease as if this Lease constituted a bill of sale for such Tenant's Property. If Landlord elects to remove all or any part of such Tenant's Property the cost of removal, including repairing any damage to the Premises or Building caused by such removal shall be paid by Tenant.

      27.3  Failure to Deliver Possession. If Tenant fails to vacate and deliver
            -----------------------------
possession of the Premises on the expiration or earlier termination of this Lease as required by this Section 27, Tenant shall indemnify and hold Landlord harmless from all claims, liabilities and damages directly resulting from Tenant's failure to vacate and deliver possession of the Premises. Tenant shall not be liable for any consequential, speculative, indirect, or punitive damages.

      28.   HOLDING OVER.
            ------------

      Tenant shall not occupy the Premises after the Expiration Date without Landlord's consent. If after the Expiration Date Tenant remains in possession of the Premises with Landlord's permission (express or implied) Tenant shall become a tenant from month to month only on all the provisions of this Lease (except as to the Term and Base Rent). Monthly Installments of Base Rent payable by Tenant during this period shall be increased to an amount equal to one hundred one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant in the final month of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. The tenancy may be terminated by either party by delivering a thirty (30) day Notice to the other party. Nothing contained in this Section shall be construed to limit or constitute a waiver of any other rights or remedies available to Landlord pursuant to this Lease or at law.

      29.   CERTAIN RIGHTS RESERVED BY LANDLORD.
            -----------------------------------

      Landlord reserves the following rights, exercisable without (a) liability to Tenant for damage or injury to property, person, or business; (b) being found to have caused an actual or constructive eviction from the' Premises: or (c) being found to have disturbed Tenant's use or possession of the Premises:

      29.1  Keys. Subject to the terms and conditions of Section 29.3
            ----
(Security), to have pass keys to the Premises and all doors within the Premises, excluding Tenant's files. vaults, safes, and areas designated by Tenant from time to time as secure or restricted areas.

      29.2  Inspections. Subject to the terms and conditions of Section 29.3
            -----------
(Security) and on at least twenty-four (24) hours' prior telephonic notice to Tenant, Landlord shall have the right (a) to inspect the Premises, (b) to enter the Premises for the purpose of taking all steps as may be reasonably necessary or desirable for the safety, protection, or preservation of the Premises or Landlord's interest therein, or as may be reasonably necessary or desirable for the operation or improvement of the Building or to comply with any Legal Requirement, (c) to show the Premises to any person having an existing or prospective interest in the Project or in Landlord, including an existing or prospective Lender, and (d) during the last twelve (12) months of the Term, to show the Premises to prospective tenants thereof. Landlord shall use its best efforts (except in an emergency) to minimize interference with or disruption of Tenant's use of the Premises in the course of any such entry.

      29.3  Security. Tenant may designate all or any portion of the Building as
            --------
a special security area as to which Landlord may enter or pass through only when accompanied by a representative of Tenant. it being understood and agreed that Tenant's business involves the use of highly confidential and proprietary information. Tenant understands and agrees that Landlord shall have the right to gain access to such special security areas by any reasonable means in the event of a bona fide emergency (but Landlord shall first use its best efforts to notify Tenant by telephone in case of such emergency entry).

      29.4  Licenses and Easements. Landlord shall have the right to grant
            ----------------------
easements and licenses to utility companies as may be reasonably required to provide utilities to the Project or the Other Property, and such easements shall be deemed to be prior and superior to this Lease. Such easements and licenses shall be subject to the prior written approval of Tenant, which approval shall not be unreasonably withheld or delayed. No such easement or license shall interfere with Tenant's use and enjoyment of the Premises. Tenant shall on request execute reasonable and customary documentation to confirm such priority.

      30.   SIGNS
            -----

      30.1  Signage on Building. Tenant shall have the exclusive right to
            -------------------
install signage on the Building subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned, or delayed and subject to compliance with all Legal Requirements.

      30.2  Other Signage.
            -------------

            30.2.1  Before Delivery of Expansion Space or Subdivision. Except
                    -------------------------------------------------
for a monument sign to serve the Warehouse ("Warehouse Monument Sign") that will be located on the East side of the East Entrance Road that Landlord or the owner or any tenant or occupant of the Other Property shall have the right to install and maintain, Tenant shall have the exclusive right to install monument signage at the East and West entrances to the Premises subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned, or delayed and subject to compliance with all Legal Requirements. Such monument signage shall be located west of the East Entrance Road and east of the West Entrance Road. Tenant shall have the right to review and approve any proposed Warehouse Monument Sign, such approval not to be unreasonably withheld, conditioned. or delayed. In reviewing any proposed Warehouse Monument Sign, it shall be reasonable for Tenant to review and approve the precise location, appearance, quality, and prominence of the proposed Warehouse Monument Sign. In all cases, the Warehouse Monument Sign shall not he greater in size than a monument sign with a surface area not to exceed 200 square feet. Landlord shall, at its sole cost and expense, cause the Warehouse Monument Sign to (a) be installed and maintained in good order and repair consistent with signage customarily located in first class office parks in Montgomery County, Maryland, and (b) comply with all Legal Requirements. If Landlord fails to perform its obligations under this
Section 30.2.1, Tenant's only remedies therefore shall be an action for Equitable Relief to enforce such obligations of Landlord.

            30.2.2  After Delivery of Expansion Space or Subdivision. At such
                    ------------------------------------------------
time as the improvement containing the Expansion Space is substantially completed or upon the subdivision of record of the Other Property and the Premises (to the end and effect that the Other Property and the Premises constitute separately subdivided lots of record), or both, Tenant shall thereafter have the non-exclusive right with Landlord to install monument signage at the East and West entrances to the Premises subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned, or delayed and subject to compliance with all Legal Requirements. Such monument signage shall be located west of the East Entrance Road and east of the West Entrance Road. The provisions of this Section shall not affect any monument signage in place at the time of such delivery or subdivision. If Landlord desires to install an)' such signage such signage shall be treated and evaluated by Tenant as though such proposed signage were the proposed Warehouse Monument Sign under Section 30.2.

      31.   ROOF RIGHTS.
            ---- ------

      Tenant shall have the exclusive right to negotiate and enter into leases or other agreements for satellite dishes, antenna, or other rooftop equipment with third parties and retain any revenue from such leases or other agreements. Notwithstanding the foregoing, Tenant acknowledges and agrees that any such rooftop equipment installed at the request of Tenant shall be deemed a Material Alteration subject to the provisions of this Lease if the installation of such equipment entails the penetration into the roof membrane of the Building.

      32.   FORCE MAJEURE.
            -------------

Any prevention, delay, or stoppage of work to be performed by Landlord or Tenant that is due to strikes, labor disputes, inability to obtain labor, materials, equipment. or reasonable substitutes therefore, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay, or stoppage. Nothing in this Section shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

      33.   BROKERAGE FEES.
            --------------

Except as provided in this Section Tenant and Landlord each represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease and it knows of no real estate commissions or fee in connection with the making and entering into of this Lease. Landlord and Tenant each hereby indemnify, defend, and hold harmless the other party from the payment of any such claims for commissions or fees arising from the indemnifying party's contacts with a claiming broker or agent. Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except for Joseph A.
                                                                  ---------
Sutton. Jr.. John Wolfe and Robert Scheer of Scheer Partners, Inc.
-----------------------------------------
(collectively, the "Broker"). Landlord acknowledges that John C. Wolfe and Robert Scheer are acting as agent for Tenant and not as subagent for Landlord and Tenant hereby acknowledges that Joseph A. Sutton. Jr. is acting as agent for Landlord and not as a subagent for the Tenant. Landlord agrees to pay Broker a commission in accordance with a separate agreement entered into between Landlord and Broker.

            34.   PARKING.
                  -------

Tenant shall have exclusive use of the existing surface parking at the Premises. which parking is shown on the Site Plan subject to the provisions of Section
12.2 above.

            35.   MISCELLANEOUS.
                  -------------

            35.1  Accord and Satisfaction. Allocation of Payments. No payment by
                  -----------------------------------------------
Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent. nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing. Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

            35.2  Addenda. If any provision contained in an addendum to this
                  -------
Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

            35.3  Attorneys' Fees. lf any action or proceeding is brought by
                  ---------------
either party against the other pertaining to or arising out of this Lease, the finally prevailing party (i.e.. the party that recovers the greater relief as a result of the action or proceeding) shall be entitled to recover all reasonable costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding. If Tenant is obligated to pay such fees and costs, they shall be deemed a part of Rent.

            35.4  Captions and Section Numbers. The captions appearing in the
                  ----------------------------
body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit, or enlarge the scope and meaning of this Lease. All reference to Section numbers refer to Sections in this Lease.

            35.5  Choice of Law: Submission to Jurisdiction. This Lease shall be
                  -----------------------------------------
construed and enforced in accordance with Maryland law: provided, however, that the choice of law rule or doctrine shall not apply or otherwise operate so as to cause the application of the laws of another state. Any claim, action, suit, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Lease or the transactions contemplated hereby shall be brought only in the United States District Court for the District of Maryland or any court of the State of Maryland, and each of the parties hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit, or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit, or proceeding in any such court or that any such claim, action, suit, or proceeding that is brought in any such court has been brought in an inconvenient forum. Subject to applicable law process in any such claim, action, suit, or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court, and such service shall be made by personal service made on such party or by mail sent to such party at the Notice Address. Personal service may be made on such party's resident agent.

          35.6  Authority. Landlord and Tenant represent and warrant to the
                ---------
other that: (a) such party or the officer or partner of such party executing the same has full power and authority to execute this Lease on its behalf and all documents executed in connection herewith, and to perform all of its obligations under this Lease and other agreements entered into in connection herewith, (b) this Lease has been duly executed by or on behalf of such party by itself or its duly authorized officers or partners and is a valid and binding agreement on such party enforceable in accordance with its terms, and (c) there are no agreements binding on such party or its property that would be violated or breached, by the execution or performance of this Lease, for which a consent has not been obtained,

          35.7  Waiver of Right to Jury Trial. LANDLORD AND TENANT HEREBY
                -----------------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, ACTION, PROCEEDING, OR COUNTERCLAIM BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED. WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE OR OCCUPANCY OF THE PREMISES (INCLUDING ANY CLAIM OF INJURY OR DAMAGE OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY CURRENT OR FUTURE LEGAL REQUIREMENT).

          35.8  Counterparts: Facsimile Signatures. This Lease may be executed
                ----------------------------------
in multiple counterparts, all of which shall constitute one and the same Lease. The parties hereto may execute this Lease (including all Exhibits) by facsimile signature, it being the intent of the parties hereto that such signatures constitute originals thereof. The parties shall, as soon as reasonably practicable after the date hereof, exchange originally signed counterpart signature pages of this Lease (including all Exhibits).

          35.9  Execution of Lease; No Option. The submission of this Lease to
                ------------ ----------------
Tenant shall be for examination purposes only and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord, notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

          35.10 Further Assurances. The parties agree to promptly sign all
                ------------------
documents reasonably requested to give effect to the provisions of this Lease.

          35.11 Prior Agreements. Amendments. This Lease and the schedules and
                ----------------------------
addenda attached, if any, form a part of this Lease and set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements, and understandings

("Representations") between Landlord and Tenant concerning the Project, and there are no Representations either oral or written, between them other than those in this Lease. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, representations, and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant acknowledges that it has not been induced to enter into this Lease by any Representations not set forth in this Lease. Except as otherwise provided herein, no subsequent alteration, amendment, change, or addition to this Lease shall be binding on Landlord or Tenant unless it is in writing and signed by each party

          35.12 Recording. Tenant shall not record this Lease without the prior
                ---------
written consent of Landlord and Tenant shall pay all costs of recording (but only if Tenant demands the recordation of this Lease). Tenant, on the written request of Landlord, shall execute and acknowledge a short form memorandum of this Lease for recording purposes, but Landlord shall be solely responsible for the payment of any applicable state or local recordation and transfer taxes on such memorandum.

          35.13 Severability. A final determination by a court of competent
                ------------
jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall. to the extent possible, be construed to accomplish its intended effect.

          35.14 Successors and Assigns. This Lease shall apply to and bind
                ----------------------
successors and assigns of the parties, it being understood and agreed that Landlord may freely assign this Lease.

          35.15 Time of the Essence. Time is of the essence in this Lease.
                -------------------

          35.16 Consent. Notwithstanding anything contained in this Lease to
                -------
the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages, by reason of any refusal, withholding or delay by Landlord of any consent, approval or statement of satisfaction and, in such event. Tenant's only remedies therefore shall be an action for specific performance, injunction, or declaratory judgment to enforce any right to such consent, approval, or statement of satisfaction.

          36.   TENANT'S RIGHT OF FIRST OFFER FOR THE SALE OF THE PREMISES.
                ----------------------------------------------------------

  If during the Term Landlord desires to sell all or any part of the Premises (the "Offered Property"), and provided this Lease is in full force and effect and no Event of Default then exists, Tenant shall have the right of first offer for any such sale on the terms and conditions hereinafter set forth. Prior to offering the Offered Property for sale to any third party, Landlord shall provide Tenant with a Notice of Landlord's intent to sell. Tenant shall have thirty (30) days to enter into an agreement of sale or other instrument reasonably satisfactory to Landlord as evidence of Tenant's commitment to purchase the Offered Property on such terms and conditions. Both Landlord and Tenant shall negotiate in good faith for such purchase and sale. If an agreement is not entered into between Landlord and Tenant with Lender's consent for the sale of the Offered Property within such thirty (30) day period, then Landlord shall be free to market and sell the Offered Property to third parties on terms and conditions no less favorable than those provided to Tenant. Lender shall be deemed to have consented to such sale if the sales price is at least equal to the sum of the Purchase Price (as of the date of the agreement as shown on Exhibit K attached
                                                            ---------
hereto as a part hereof) and the yield maintenance premium calculated in accordance with the formula attached hereto as a part hereof as Exhibit C. If
                                                                ---------
however Landlord later desires to accept an offer from a third party to purchase the Offered Property on terms and conditions more favorable than those previously offered to Tenant, then prior to such acceptance Landlord shall re-notify Tenant in writing of the revised sale terms and Tenant shall have an additional thirty (30) days following receipt of such re-notification to enter into an agreement to purchase on the revised terms and conditions. No Right of First Offer shall arise with respect to any Foreclosure Event. The provisions of this Section shall not limit the restrictions on the transfer of the Offered Property that may be contained in the Mortgage. Any person who succeeds to the rights and obligations of Landlord as the result of a Foreclosure Event shall be entitled to transfer all or any part of the Offered Property without providing Tenant with a Right of First Offer. Any transfer by any successor or assign of such person (other than pursuant to any subsequent Foreclosure Event or the first transferee thereafter) shall be subject to the Right of First Offer.

          37.  LANDLORD'S CLOSING ON THE PURCHASE OF THE PROJECT.
               -------------------------------------------------

     Tenant acknowledges that at the date of execution of this Lease. Landlord does not have legal title to the Premises or the Building Systems and Furniture; however, Landlord and Manor Care have entered into the Purchase Contract for the purchase and sale of the Project. Manor Care represents to Tenant that (a) Manor Care holds a leasehold interest in the Project pursuant to a Lease ("Manor Care Lease") dated August 30, 1995 between Manor Care, as tenant, and The Gaithersburg Realty Trust, a Delaware business trust ("Trust"), as landlord, and
(b) the Trust holds fee simple title to the Project pursuant to a Deed dated August 30, 1995 from the National Geographic Society to the Trust. As an inducement for Tenant to enter into this Lease, (i) Manor Care hereby joins in the execution of this Lease to evidence its binding agreement, that if Landlord and Manor Care fail to consummate the purchase and sale of the Project contemplated by the Purchase Contract for any reason whatsoever by May 1, 1999, Manor Care, and not REII - Gaithersburg, Maryland. L.L.C. shall be for all purposes of this Lease and Exhibit D to be the "Landlord," and to execute and
                           ---------
deliver to Tenant, as of the date hereof. the Indemnity in the form attached hereto as a part hereof as Exhibit M provided, however. it is understood and
                           ---------
agreed that the closing on the purchase and sale of the Project contemplated by the Purchase Contract may not occur until May 3, 1999, in which case (A) Manor Care shall be deemed the "Landlord" under this Lease until May 3, 1999 if such closing occurs by that date, and thereafter (y) RETI - Gaithersburg, Maryland, L.L.C. shall be deemed the "Landlord" under this Lease, and (z) Manor Care shall be released and relieved from all liabilities and obligations under and with respect to this Lease and the Project, except for the liabilities and obligations under the Indemnity (see Exhibit M attached hereto as a part hereof)
                                     ---------
and any other liability and obligation of Manor Care under this Lease that is intended to survive after the date of such closing, and (B) if such closing does not occur by May 3, 1999, Manor Care shall thereafter be deemed the "Landlord" under this Lease. In the event of any failure to consummate the purchase and sale of the Project contemplated by the Purchase Contract for any reason whatsoever, REII -Gaithersburg, Maryland L.L.C. shall be released and relieved from all liabilities and obligations under and with respect to this Lease and the Project except for Section 33 and this Lease (including, but not limited to. the provisions of Exhibit J and
                                                          ------------
Exhibit L attached hereto as a part hereof) shall continue in full force and
---------
effect as a direct lease between Tenant and Manor Care, and its successors or assigns, on all terms, covenants, and conditions herein. On the occurrence of the Closing under the Purchase Contract in accordance with the terms and conditions of the Purchase Contract this Section shall be of no further force and effect once Landlord acquires record ownership of the Project.

          37.1.  Inventory of Building Systems and Furniture: Tenant, Landlord,
                 -------------------------------------------
and Manor Care, or their respective representatives, shall jointly conduct an inventory (the "Inventory") of the Building Systems and Furniture, Common Area Furniture, Conference Room Furniture, Team Room Furniture, Elevator Lobby Furniture, Fitness Equipment, Office Furniture and Lake Cafe Furniture upon the vacation of each floor by Manor Care and its personnel and prior to occupancy by Tenant. The results of the inventory shall be agreed upon by all parties and shall automatically become Exhibit B of this Lease and the Purchase Contract.
                           ---------

Exhibit B shall document variances between the inventory and listing of said
---------
furniture and equipment previously provided to Tenant by Manor Care. Should Tenant find it necessary to purchase furniture or equipment to replace such missing items, Manor Care shall promptly reimburse Tenant for the actual cost of such items. Tenant shall provide Manor Care an invoice supported by an invoice to Tenant from the furniture dealer within ninety (90) days of the Commencement Date.

            38.  GUARANTY.
                 --------

  Concurrently with the full execution and delivery of this Lease, Tenant shall cause General Electric Company to enter into and deliver to Landlord the Guaranty in the form attached hereto as a part hereof as Exhibit D.
                                                         ---------

            39.  EXHIBITS AND ADDENDA.
                 --------------------

     The exhibits and addenda listed below (unless lined out) are attached hereto and incorporated by reference in this Lease:

   Exhibit A           Site Plan
   Exhibit B           Inventory of Building Systems and Furniture
   Exhibit C           Yield Maintenance Premium Formula
   Exhibit D           Guaranty
   Exhibit E           Escrow Agreement
   Exhibit F           Pre-Commencement Date Sublease
   Exhibit G           Post-Commencement Date Sublease
   Exhibit H           List of Tools and Equipment
   Exhibit I           List of Permitted Encumbrances
   Exhibit J           Third Party Obligations
   Exhibit K           Purchase Price in Case of Taking
   Exhibit L           Special Purpose Entity (SPE) Obligations

   Exhibit M           Indemnity
   Exhibit N           List of Competitors
   Addenda             Addendum to Lease


                    [SIGNATURE BLOCKS APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first set forth on Page 1 with the specific intention of creating a document under seal.

LANDLORD: REII - GAITHERSBURG, MARYLAND, L.L.C.


By: REII  Gaithersburg Managing Corp., a Delaware corporation,
Its managing member


By: /s/ Dr. Heinz-Dieter Kals           (SEAL)
Name:  Dr. Heinz-Dieter Kals
Title: President


TENANT:  GE Information Services, Inc.


By: /s/ Harvey F. Seegers               (SEAL)
Name:  Harvey F. Seegers
Title: President